SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                        July 3, 1996
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        Date of Report (Date of earliest event reported)


                 AMERICAN RESOURCES OF DELAWARE, INC.
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     (Exact name of Registrant as specified in its charter)


                             Delaware
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         (State or other jurisdiction of incorporation)


         0-21472                               86-0713506
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(Commission File Number)        (IRS Employer Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                          40383
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(Address of principal executive offices)         (Zip Code)



                          (606) 873-5455
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      (Registrant's Telephone Number, including Area Code)


                          Not Applicable
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  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Purchase of Assets of Century:
          -----------------------------

          On July 3, 1996, the Registrant, through its wholly owned subsidiary, Southern Gas Co. of Delaware, Inc. ("Southern") acquired proved developed and undeveloped oil and gas properties, equipment and pipelines from Century Offshore Management Corporation ("Century") located offshore Louisiana. As consideration for the assets, the Registrant paid $4,000,000 in cash, issued a subordinated debenture ("Debenture") in the amount of $4,000,000 with a due date of August 15, 1996 (the Debenture provides for payment at the Registrant's option of cash or the issuance of restricted common stock of the Registrant at $3.00 per share), the extinguishment of an existing note from Century to the Registrant in the amount of $6,500,000 and the assumption of existing liens against the assets in the approximate amount of $1,051,000 (which are required to be paid by July 31, 1996). The foregoing transaction was effected pursuant to an Asset Purchase Agreement (attached hereto as Exhibit "A" and incorporated herein by reference) entered into by and between the Registrant, Southern and Century, dated July 3, 1996.

          Additionally, the Registrant, through Southern, acquired certain rights and interest in undeveloped properties from Century located onshore Louisiana. As consideration for these interest, the Registrant paid $3,884,000 in cash and issued 1,500,000 shares of restricted common stock in the Registrant at a deemed price of $4.00 per share. The foregoing transaction was effected pursuant to an Asset Purchase Agreement (attached hereto as Exhibit "B" and incorporated herein by reference) entered into by and between the Registrant, Southern and Century, dated July 3, 1996.

Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
       Applicable.

Item 5.   Other Events.  Not Applicable.

Item 6.   Resignation of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits.

          As of the date of this form 8-K, it is impracticable for Registrant to provide the financial information required by
Item 7 of Form 8-K. The required financial statements will be filed as an amendment to this Form 8-K. Such filing will be made as soon as practicable but not later than 60 days after this Form 8-K is filed.

          EXHIBITS
          --------

          Exhibit "A"--  Asset Purchase Agreement by and between
                         American Resources of Delaware, Inc.
                         ("ARI"), Southern Gas Co. of Delaware,
                         Inc. ("Southern") and Century Offshore
                         Management Corporation ("Century") dated
                         July 3, 1996, for the acquisition of the South Timbalier 148 Properties.

          Exhibit "B"--  Asset Purchase Agreement by and between
                         American Resources of Delaware, Inc.
                         ("ARI"), Southern Gas Co. of Delaware,
                         Inc. ("Southern") and Century Offshore
                         Management Corporation ("Century") dated
                         July 3, 1996 for the acquisition of the
                         contractual rights for the Salt Dome
                         Properties.


                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICAN RESOURCES OF DELAWARE, INC.



                             By: /s/Jeffrey J. Hausman
                                ---------------------------------
                             Jeffrey J. Hausman

                             Its: Chief Financial Officer

Dated:   July 17, 1996
       ------------------

                                                     EXHIBIT A

                   PURCHASE AND SALE AGREEMENT

          THIS PURCHASE AND SALE AGREEMENT (the "Agreement"), dated July 3rd, 1996, is by and between SOUTHERN GAS CO. OF DELAWARE, INC. ("Southern"), a Delaware corporation, AMERICAN RESOURCES OF DELAWARE, INC., ("ARI") and CENTURY OFFSHORE MANAGEMENT CORPORATION ("Century"), a Kentucky corporation.
          WHEREAS, Century desires to sell to Southern and Southern desires to purchase from Century on the terms set forth in this Agreement those certain oil and gas properties set forth hereinafter.
          NOW, THEREFORE, in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder, and intending to be legally bound, the parties hereby agree as follows:

                           ARTICLE I.

           DEFINITIONS AND PURCHASE AND SALE OF ASSETS
           -------------------------------------------

     1.01 DEFINITIONS.  All capitalized terms and the definition
     ---- -----------
set forth in this Agreement, not defined in the body of this Agreement, are set forth in Exhibit A, attached hereto and incorporated herein by reference.

     1.02 ASSETS TO BE SOLD.  Subject to the terms and conditions
     ---- -----------------
of this Agreement, Century shall sell, transfer and assign to Southern, and Southern shall purchase from Century, effective July 1, 1996 (the "Effective Date"), certain specified interests in and to the assets described below located in or pertaining to the South Timbalier Area, Block 148, on the Outer Continental Shelf off the coastline of the State of Louisiana (the "Assets"). The Assets shall consist of all of:
          (a)  The right, title and interest specified on
               Exhibit "B" hereto in and to the Oil, Gas and Lease of Submerged Lands Under the Outer Continental Shelf Lands Act, dated effective March 1, 1969, granted by the United States Department of Interior, Bureau of Land Management, in favor of Continental Oil Company and Cities Service Oil Company, covering Block 148, West Half, East Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, designated as OCS-1898 (the "Lease"). (The interests in the Lease, as specified on Exhibit "B" hereto, shall be collectively referred to as the "Leasehold Interest");
          (b) Those interests attributable to the Leasehold Interest, including but not limited to, wells (those wells are identified in Exhibit"C"), wellbores, pipe, gathering lines, compressors, materials, inventory, facilities, supplies, equipment, platforms, pipelines and any and all other personal, real, movable and immovable property, fixtures or equipment which are located on or presently used in connection with, or relating to, the wells, the production, treatment or transportation of oil and gas from the Lease, and any replacements, attachments or accessories now or hereafter attached, added or affixed (collectively the "Equipment");
          (c) The gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons (hereinafter referred to collectively as "Gas and Oil") produced from or attributable to the Leasehold Interest on or after the Effective Date; and
          (d) To the extent the same are assignable or transferable by Century and to the extent and only to the extent that the same relate to the ownership or operation of the Leasehold Interest, the interest in and to all orders, contracts, agreements (including without limitation all operating agreements, bidding agreements, transportation agreements, unit agreements, participation agreements, gathering agreements and processing agreements), instruments, licenses, authorizations, well record files, reserve reports, maps, surveys, bonds, title opinion, permits, audits, claims, liens, suits, settlements and demands, and other rights, privileges, benefits and powers conferred upon Century, including but not limited to those described on Exhibit "D" (the "Contracts").
     1.03 PURCHASE PRICE.  The purchase price for the Assets to
     ---- --------------
be paid by Southern to Century at Closing, as herein defined, shall be as follows:

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
          (a)  Southern shall pay Four Million Dollars
               ($4,000,000.00) to Century at the time of the Closing, as herein defined, by wire transfer;
          (b) Southern shall deliver to Century at Closing an ARI Subordinated Debenture, in a form acceptable to Century, which shall provide that on or before August 15, 1996, it shall pay Four Million Dollars ($4,000,000.00) to Century by wire transfer or by the issuance and delivery to Century of shares of duly authorized and restricted common stock of ARI, (the "ARI Stock") at a value of $3.00 per share or any combination of wire transfer and stock equal to $4,000,000.00. Southern and ARI shall use their best efforts to raise equity monies to fund the full cash payment set forth in the ARI Subordinated Debenture. To the extent the ARI Stock is delivered to Century, ARI, at its own cost and expense, will prepare and file at the earliest practicable time pursuant to reasonable and prudent business practice, Form S-3, a registration statement (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act") complying with all the requirements of the Securities Act applicable thereto for the purpose of registering the ARI Stock described above. ARI shall use its best efforts to cause the Registration Statement to become effective as soon as practicable, to qualify the ARI Stock under the securities or blue sky laws of any and all such jurisdictions as the parties may reasonably agree and to keep the Registration Statement and such
               qualifications current and in effect for a period of time not to exceed two years.
          (c) Southern shall cause to be delivered at Closing the original promissory note dated November 28, 1994, executed by Settle Oil & Gas Company and the amendment thereto dated effective August 22, 1995, payable in the principal amount of Six Million Five Hundred Thousand Dollars ($6,500,000.00), secured by a Mortgage and Security Agreement dated November 15, 1994 (the "Mortgage") with appropriate cancellation language and shall further cause the cancellation of said Mortgage and related financing statement filed on November 30, 1994 in the UCC records of Orleans Parish, Louisiana, as UCC File No. 36-89183 (the "UCC"). The Mortgage and UCC were filed and recorded as set forth on Exhibit "E" hereto, and cancellations of the Mortgage and UCC shall be filed in all such jurisdictions;
          (d) Southern shall pay and satisfy in full and obtain full and complete releases, which releases shall be properly recorded in the appropriate courthouses and governmental offices, on or prior to July 31, 1996, of all of the Permitted Liens, which are described on Exhibit "F";
          (e) Subject to the approval and consent of Den norske Bank, which Southern will use its best efforts to obtain, Southern agrees to advance to Century as a loan the sum of Three Million Dollars ($3,000,000.00) in equal amounts of one million per advance commencing September 1, 1996, and continuing monthly until the full advance is made, if Southern has the ability to fund said advances from cash flow or an equity raise-up, in compliance with the Credit Facility Agreement between Southern and Den norske Bank. Said advances shall be evidenced by a series of promissory notes (the "Advanced Notes") executed and delivered to Southern upon each advancement. The Advanced Notes shall be due and payable on December 31, 1997, and shall bear interest at the rate of ten percent (10%), with interest payable monthly. The Advance Notes shall be secured as of the dates they are issued by a first priority mortgage and/or security interest covering Century's rights, as further described in Exhibit "G" (the "Saltdome Assets") hereto; provided, however, that Southern agrees that it will subordinate its mortgage or security interest in favor of Stratum Group, L.P. or any other lender (the "New Lender") that takes the place of BMO Financial, Inc., provided the Subordination Agreement between Southern and the New Lender requires the New Lender to marshall the collateral securing its loan in the event of a voluntary or involuntary sale, so that the collateral other than the Saltdome Assets are sold initially with all proceeds being applied to the indebtedness owed by Century to the New Lender.
               If those proceeds are inadequate to satisfy the debt to the New Lender, the Saltdome Assets shall be sold and the proceeds distributed according to the perfected security interests in the Saltdome Assets. Further, Southern agrees to release such security interest to the extent necessary for Century to sell a portion of its interest in the Saltdome Assets to a third party to fund Century and Southern's participation in the lease acquisition activities.
(The obligations specified in paragraphs (a) through (e) above shall hereinafter be collectively referred to as the "Purchase Price.")
     1.04 DELIVERIES BY CENTURY TO SOUTHERN.
     ---- ---------------------------------

          (a)  At the Closing, Century shall deliver to Southern:
               (i) A certificate from the Secretary of State (or equivalent official) of the State of Kentucky as to the good standing of Century in the State of Kentucky, certified as of a date within ten (10) days of Closing;
               (ii) A certificate of an Officer attesting to those matters set forth in Article II;
               (iii) A copy of the resolutions, certified by the Secretary of the Century, authorizing Century to enter into the transactions contemplated by this Agreement;
               (iv) The Opinion of Century's counsel, in a form acceptable to Southern's counsel, referred to in Section 5.03;

               (v) An Opinion of Century's counsel, in form acceptable to Southern's Counsel, opining that the transactions contemplated herein, do not require
                         bankruptcy court, Century creditors,
                         Bank of Montreal or BMO Financial
                         approval;
               (vi) All other previously undelivered items required to be delivered by Century to Southern at, or prior to, such date.
               (vii) Instruments of conveyance including but not limited to assignments, bill of sale, and/or other instruments of transfer as more fully set forth in Exhibit "H" hereto and further identified as an Assignment of Record Title and Bill of Sale (Exhibit "H-1"), Assignment of Operating Rights (Exhibit "H-2") and Assignment of Overriding Royalty Interest (Exhibit "H-3"), all of which shall be reasonably satisfactory to Southern's counsel.
               (viii)    Copies of all insurance policies
                         pertaining to the Assets, setting forth
                         the description and level of coverage,
                         as well as all applicable deductions.
     1.05 DELIVERIES BY SOUTHERN TO CENTURY.
     ---- ---------------------------------

          (a)  At the Closing, Southern shall deliver to Century:
               (i)       The wire transfer provided for in
                         Section 1.03(a);

               (ii)      The Subordinated Debenture referenced in
                         Section 1.03(b);
               (iii)     The promissory note referenced in
                         Section 1.03(c);
               (iv)      Release of the Mortgage, Security
                         Agreements and Financing Statements
                         referenced in Section 1.03(c);
               (v) The opinion of the Southern's Counsel referred to in Section 5.04 hereof; and
               (vi) Certificates from the Secretary of State of Delaware as to the good standing of Southern and ARI in the State of Delaware, certified as of a date within thirty (30) days of Closing;
               (vii) All other previously undelivered items required to be delivered by Southern to Century at, or prior to, such date.
     1.06 LOCATION AND TIME OF THE CLOSING.  The Closing shall be
     ---- --------------------------------
held on the 1st day of July, 1996 at 10:00 AM (Eastern Time) or as shall be mutually agreed upon by Century and Southern. The Closing shall be held at the offices of Century in Lexington, Kentucky or such other place as the parties hereto may agree in writing.
     1.07 BURDENS.  Southern acknowledges and agrees that the
     ---- -------
Leasehold Interest to be assigned shall bear (1) its proportionate part of the lessor's royalty, and (2) the overriding royalty interests specified on Exhibit "I" hereto.
     1.08 OPERATING AGREEMENT.  Effective as of the Effective
     ---- -------------------
Date, Southern shall become a party to that certain Joint Operating Agreement dated August 1, 1994 covering the W/2 of

South Timbalier 148 by and between Newfield Exploration Company ("Newfield"), Century and Settle Oil and Gas Company ("JOA"). Southern hereby agrees that if it intends to elect not to participate in any operation proposed pursuant to the JOA, it shall in a timely manner notify Century of same and provide Century with the option to advance the necessary funds for such operation. Further, if Century advances such funds, Southern shall cause Century to receive those revenues generated by such operation in such amount that a Participating Party, as defined in the JOA, would receive if such party had advanced those funds, on behalf of Southern.
     1.09 POST-CLOSING MANAGEMENT OF ASSETS.  Century shall, at
     ---- ---------------------------------
the request of Southern, continue to perform on behalf of Southern, those management functions necessary for the operations and oversight of the Assets. Those functions and oversight responsibilities shall be all activities currently conducted by Century, including but not limited to, marketing of oil and gas for Southern's account, monitoring AFE's from Newfield, balancing and transportation, oversight of production, reservoir and engineering review and revenue distribution. Century agrees to perform these activities until June 30, 1997 and will continue to perform them for as long as Century retains a common ownership interest in any of the Assets. In the event Century elects to sell its common ownership interest in the Assets, it shall provide ninety day notice prior to terminating these services. Southern shall reimburse Century for all out of pocket expenses incurred in connection with this function. Furthermore, Southern will pay to Century a reasonable overhead fee for providing this service in the event it is reasonable determined that this obligation becomes an administrative burden beyond that which is currently experienced. Excepting gross negligence and/or wilful malfeasance, Southern shall hold harmless and release

Century from any and all claims or liabilities which may be asserted by Southern (or any third party claiming by or through Southern), against Century for the activities and functions identified in this Article 1.09.
     1.10 MERGER.   ARI shall have the option to require a merger
     ---- ------
between Century and ARI (provided that all necessary approvals for such merger are obtained) in accordance with the terms and conditions to be agreed to by the parties in a definitive merger agreement to be executed by the parties no later than June 30, 1997. Although specific terms and conditions of the merger shall be set forth in the definitive agreement, the following terms shall be required provisions of the definitive agreement: (i) ARI's exclusive option to merge with Century shall be exercised no later than June 30, 1997; (ii) at such time that ARI exercises its option to merge, Century shall have the right to select the date for valuation of the oil and gas properties of Century and ARI ("Valuation Date"), the Valuation Date to be no later than December 31, 1997; (iii) the merger shall become effective within ninety (90) days after the Valuation Date, which may be extended if approval of ARI's or Century's shareholders or other consents are necessary to consummate the merger; (iv) the merged company shall be able to adopt the full cost method of accounting for its oil and gas properties, as defined by the Financial Accounting Standards Board; (v) the respective values for ownership determination of the merged company of both Century and ARI shall be based on the audited book value of each company, such audit to be conducted by an accounting firm acceptable to the other party, less the book value of the oil and gas reserves plus the PV10 value of each company's oil and gas reserves as determined by Netherland, Sewell & Associates, Inc. on the Valuation Date, using consistent pricing; (vi) a favorable fairness opinion must be received by ARI prior to merger; (vii) on the Valuation Date, all outstanding options and warrants issued by ARI, which exercise price is equal to or less than the ARI common stock bid price on the Valuation Date, shall be considered common shares of ARI, and added to the value of ARI applying the respective exercise price of each warrant and option, for the purpose of determining the number of common shares to be issued to Century in the merged company based on the valuation as determined in accordance with (v) above. Furthermore, no options or warrants shall be issued by ARI from the Valuation Date to the date of merger without the prior written approval of Century.
     1.11 ALLOCATION OF PURCHASE PRICE.  Attached hereto as
     ---- ----------------------------
Exhibit "M" is the allocation of Purchase Price, agreed upon by the parties.

                           ARTICLE II
                           ----------

            REPRESENTATIONS AND WARRANTIES OF CENTURY
            -----------------------------------------

     Century hereby represents and warrants to Southern and ARI as of the date hereof that:
     2.01 EXISTENCE OF CENTURY.  Century is a corporation duly
     ---- --------------------
organized, validly existing and in good standing under the laws of the State of Kentucky and is duly qualified with the United States Minerals Management Service to carry on its business on the Outer Continental Shelf, Gulf of Mexico federal waters, and has the power and authority to own its property and to carry on its business as now conducted and except as set forth in Section 2.06, to enter into and carry out the terms of this Agreement;

     2.02 POWER OF CENTURY.  Century has the corporate power to
     ---- ----------------
enter into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Century, and the transactions contemplated hereby, will not violate (i) any provision of the certificate of incorporation or bylaws of Century, (ii) any material agreement or instrument to which Century is a party or by which Century is bound which pertains to the Leasehold Interest, (iii) any judgment, order, ruling, or decree applicable to Century as a party in interest, or (iv) except as set forth in Section 2.06, any law, rule or regulation applicable to Century;
     2.03 AUTHORIZATION OF CENTURY.  The execution, delivery and
     ---- ------------------------
performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Century. This Agreement has been duly executed and delivered on behalf of Century, and at the Closing all documents and instruments required to be executed and delivered by Century pursuant to this Agreement shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Century enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     2.04 LITIGATION-AGREEMENT.  No litigation, claims,

     ---- --------------------
administrative proceedings or other proceedings or governmental investigations are pending, or to the best of Century's actual knowledge threatened, which would prevent or delay the execution, delivery or performance of this Agreement by Century;
     2.05 LITIGATION - ASSETS.   Except for Permitted Liens, to
     ---- -------------------
the best of Century's Knowledge, there are no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal); arbitration or other dispute settlement procedure; investigation or inquiry by any government, administrative, regulatory or similar body or any third person or entity; or any similar matter or proceeding (collectively "Proceedings") (a) against the Assets, or (b) against Century and relating in any way to the Assets, which would have a material adverse effect on the Assets(whether in progress or threatened); as it pertains to the Assets, no event has occurred which might give rise to any Proceedings, there is no judgment, decree, injunction, rule, award or order of any court, government department, board, commission, agency, arbitrator or similar body outstanding against Century and no complaint, grievance, claim, work order or investigation has been filed, made or commenced against Century.
     2.06 MMS APPROVAL.  On April 24, 1996, documentation
     ---- ------------
reflecting the merger of Settle Oil and Gas Company into Century was filed with the MMS. The MMS has not yet formally approved the merger and will not approve the assignments contemplated by this Agreement until such time. Century has been informed by the staff of the Adjudication Unit of the MMS that such approval is imminent. To the best of Century's Knowledge, there is no other matter or circumstance which would preclude and/or inhibit unconditional MMS approval of the assignment of the leasehold interest, the working interest, overriding interest or operating rights from Century to Southern.

     2.07 CONSENTS AND PREFERENTIAL PURCHASE RIGHTS.  There are
     ---- -----------------------------------------
no consents (except as set forth in 2.06 and governmental consents which are customarily obtained after the assignment of the Lease), agreements or waivers of preferential rights necessary to the valid assignment of the Assets to Southern at Closing and there are no preferential purchase rights or calls on production with respect to the production from the Leasehold Interest.
     2.08 ENVIRONMENTAL MATTERS.  To the best of Century's
     ---- ---------------------
knowledge, information and belief after reasonable inquiry, there exists no Environmental Defect with respect to the Assets. An Environmental Defect means a condition or circumstance that exists in connection with the Leasehold Interest or the Assets that is not in material compliance with any law, regulation, order or judgment of or agreement with any federal, state or local agency or court relating to the environment or that under such law, regulation, order, judgment or agreement requires the owner or operator of such leases or assets to undertake any cleanup, remediation or other expense (an "Environmental Defect"). To the best of Century's Knowledge, Century has not received notice of any material violation of applicable environmental laws, rules, regulations, ordinances and orders relating thereto, including laws relating to actual or threatened emissions, discharges or releases of pollutants, contaminants or hazardous or toxic materials or waste into air, water or land, or otherwise relating to the generation, manufacture, processing, transportation or distribution of pollutants, contaminants or hazardous toxic substances or wastes, the noncompliance with which would have a material adverse effect on the ownership or operation of the Assets.

     2.09 COMPLIANCE WITH LAWS.  To the best of Century's
     ---- --------------------
Knowledge, the Assets have been operated in compliance with all laws, ordinances, regulations and orders applicable to the Assets and the operations undertaken in connection therewith. Furthermore, no notice from any governmental body has been served upon Century for the Assets claiming any material violation of any law or any other code, rule or regulation, which would have material adverse effect on the Assets. To the best of Century's Knowledge, none of the Assets, nor the ownership, leasing, occupancy, or the operation thereof, is in material violation of any such law, ordinance, code, rule or regulation, which would have a material adverse effect on the Assets.
     2.10 ASSETS IN SATISFACTORY CONDITION.  Except as set forth
     ---- --------------------------------
in this Agreement, Southern acknowledges that Century has not made any warranty or representation, whether express, implied, at common law, by statute or otherwise, relating to the fitness for an intended purpose or condition of any movable property, constituting a portion of the Assets and Southern shall acquire such personal property in "WHERE IS, AS IS" condition. To the best of Century's Knowledge, all the physical Assets necessary for the operation of the Lease as currently constructed are in satisfactory operating condition for their intended use. WITHOUT LIMITING THE GENERALITY OF THIS PARAGRAPH, CENTURY DISCLAIMS AND NEGATES AS TO ANY PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES SUBJECT TO THIS AGREEMENT (INCLUDING ALL WELLS):
(A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLE OR MATERIALS.

SOUTHERN EXPRESSLY AGREES THAT TITLE TO SUCH PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES WILL BE ACCEPTED "AS IS," "WHERE IS," "WITH ALL FAULTS," AND IN ITS PRESENT CONDITION AND STATE OF REPAIR.
     2.11 INSURANCE.  All the Assets conveyed hereunder are
     ---- ---------
covered by fire and other insurance with responsible insurers against such risks and in such amounts as are reasonable for prudent owners of comparable assets. Century will provide, prior to Closing a copy of all the insurance policies pertaining to the Assets, held by the Century, including the name of the insurer, the risks insured against, the amount of coverage, the policy numbers and the expiration dates. No other insurance is necessary to the conduct of the business or would be considered to be desirable by a prudent Person operating a similar business. Century is not in default with respect to any of the provisions contained in any such policies of insurance or has failed to give any notice or pay any premium or present any claim under any such insurance policy.
     2.12 PERMITS.  To the best of Century's Knowledge, either
     ---- -------
Century or the current operator of the Assets, hold all permits, licenses, approvals and franchises (collectively, "permits") which it requires, or is required to have, to operate, own or lease the Assets conveyed hereunder. All such permits are full force and effect; Century is in material compliance with all the terms and conditions relating to such permits; and there are no proceedings in progress, pending or threatened which may result in revocation, cancellation, suspension or any adverse modification of any of such permits. Neither the terms and conditions relating to such permits nor the legislation or regulations pursuant to which the same were issued require that any consent or approval of, or filing with or notice to, any governmental agency or regulatory body or other Person be made to assure the continued holding by Southern of such permits after completion of the transaction contemplated by this Agreement.
     2.13 MATERIAL FACTS DISCLOSED.  Century has disclosed in
     ---- ------------------------
writing to Southern facts within their Knowledge relating to the Assets which could reasonably be expected to be material to an intending purchaser of the Assets or that would have a Material Adverse Effect on the Assets, or on Southern's acquisition and ownership thereof.
     2.14 LEASE.  Except to Permitted Liens, Century owns its
     ---- -----
portion of the Lease free and clear of liens, claims and encumbrances placed against the Assets by Century or incurred by Century, and Century has duly performed all of the obligations under the Lease that are now or will prior to the Closing Date be required to be performed by Century. Century has not received any notice of default under the Lease nor is any such notice pending. The Lease is valid and enforceable in accordance with their terms; further, that:
               (i) Century has not received any notice of, and there exists no event of default under the Lease or event which constitutes or would constitute (with notice or lapse of time or both) a default in any material respect thereunder; and
               (ii) all working interest owners under such Lease have consented (where such consent is necessary pursuant to the Lease or other agreements) to the consummation of the transactions contemplated by this Agreement without requiring modification in the rights or
                         obligations of Century under the Lease.
               (iii) With respect to the Assets, and limited to the time period during which Century has owned the Assets, to the best of Century's Knowledge, all rentals and royalties (including minimum royalties, shut-in or otherwise) required to be paid to perpetuate the Lease to the date of this Agreement have been timely and properly paid to the proper parties and in the proper amounts. To the best of Century's Knowledge, (i) the Lease, and all material agreements, orders and other instruments creating the Assets or out of which the Assets arise are legal valid, binding, subsisting, in good standing and in full force and effect, and (ii) the Lease is in full force and effect by operations as approved by the Minerals Management Service, in accordance with 30 C.F.R. Section 250.13.
     2.15 RIGHTS OF WAY.  There are no rights of way, easements,
     ---- -------------
contracts and other arrangements (as they pertain to rights of way and easements), including amendments that are utilized in the operations of the Assets (collectively, the "Rights of Way").
     2.16 DISCLOSURE.  No representation or warranty by or on

     ---- ----------
behalf of Century contained in this Agreement, in any Schedule hereto, in any agreement entered into pursuant hereto or in connection herewith, in any certificate delivered at Closing, or in any other certificate which states that it is delivered pursuant to or in connection with this Agreement (certificates referred to in this sentence are sometimes referred to herein individually as an "Agreement Certificate" and collectively as the "Agreement Certificates"), contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading. Except as set forth in this Agreement, in any Schedule hereto, in any agreement entered into pursuant hereto or in connection herewith, or in any Agreement Certificate delivered at or prior to the execution hereof, Century is not aware of any event or condition which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), of the Assets. The representations and warranties contained in this Agreement, in the Schedules hereto, in the agreements entered into pursuant hereto or in connection herewith, or in any Agreement Certificate shall not be affected or deemed waived by reason of (i) any investigation made by Southern or its representatives or (ii) the fact that Southern and/or its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.
     Neither the furnishing of opinions or reports pursuant to this Agreement nor any information disclosed by any investigation or examination by Southern, nor any failure by Southern to make any investigation or examination under this Agreement, nor the Closing of the transactions contemplated hereby, shall in any way reduce any rights Southern may have under any representatives, warranties or covenants contained in this Agreement.

     Except as may be specifically set forth to the contrary in this Agreement, Southern acknowledges that Century has made no representations or warranties whatever, express or implied (Century having hereby expressly disclaimed all such warranties) as to the accuracy, completeness, or materiality of any data, information, record or materials now, heretofore, or hereafter made available in connection the quality or quantity or hydrocarbon reserves attributable to the Assets, if any; future production rates, exploratory or development drilling opportunities, potential for production of hydrocarbons from the Assets, decline rates, the legal, tax or other consequences of owning a portion of Century's interest in the Assets.
     2.17 TITLE WARRANTY.  The Leasehold Interest to be conveyed
     ---- --------------
by Century to Southern shall be conveyed by Century to Southern without warranty of title, expressed, implied or statutory, and without recourse, even as to the return of the Purchase Price, except that Century shall warrant title against the demands and claims of all persons asserting an adverse claim to the Leasehold Interest that arises by, through, or under Century, with the exception of the liens identified on Exhibit "F" hereto (the "Permitted Liens"), which liens Southern recognizes and acknowledges and agrees to take the Leasehold Interest subject to said liens. Century also shall convey title to the Leasehold Interest to Southern with full substitution and subrogation in and to all covenants and warranties of Century's predecessors-in-title.
     2.18 CONTRACTUAL AGREEMENTS.  To the best of Century's
     ---- ----------------------
Knowledge Exhibit "D" sets forth all operating agreements, farm-out or farm-in agreements, pooling or unitization orders and agreements, oil or gas sales contracts, processing contracts, drilling or service contracts, partnership or joint venture agreements and any other material contracts or agreements affecting any of the Assets, (ii) no present or future production from any of the Assets is dedicated under or subject to and contract, commitment, agreement or arrangement of any kind, (iii) no person or entity has any call upon, option to purchase or similar rights with respect to the Assets, (iv) Century is not obligated, by virtue of a prepayment arrangement, a "take or pay arrangement, a production payment or any other arrangement, to deliver hydrocarbons produced from the Assets at some future time without then or thereafter receiving payment therefor, and (v) Century is not in default of its material obligations under any agreements.
     2.19 MATERIAL ADVERSE EFFECTS.  To the best of Century's
     ---- ------------------------
Knowledge, there is no new or recent development, occurrence, event or condition which has materially and adversely affected or may materially and adversely affect the Assets, and Century has not done anything with respect to the Assets which is not in the ordinary course of Century's business, and which would have a material adverse effect on the Assets.
     2.20 PAYMENT OF FUNDS.  To the best of Century's Knowledge,
     ---- ----------------
Century has duly and timely paid all taxes, governmental charges, duties, penalties, interests and fines due and payable by it and affecting the Assets and its operation on or before the date of this Agreement where the failure to make such payment would have a material adverse effect on the Assets.
     2.21 GAS IMBALANCE.  Century represents and warrants that no
     ---- -------------
gas imbalances exist for the Assets.
     2.22 WELLS PREVIOUSLY PLUGGED AND ABANDONED.  Century
     ---- --------------------------------------
represents and warrants that it has not previously plugged and abandoned any wells on the Lease prior to the Effective Date.

     2.23 CENTURY DUE DILIGENCE AND REVIEW OF ARI.  Century
     ---- ---------------------------------------
represents and warrants that it has received and that an executive officer of Century has read ARI's 1995 Annual Report to Shareholders, ARI's 1995 Annual Report on Form 10-KSB, ARI's Quarterly Reports on Form 10-QSB for the period ended March 31, 1996, all 8-K Reports dated subsequent to December 31, 1995 filed by ARI, and all news releases issued by ARI subsequent to June 27, 1996.
                           ARTICLE III
                           -----------

           REPRESENTATIONS AND WARRANTIES OF SOUTHERN
           ------------------------------------------

     Southern represents as of the date hereof that:

     3.01 EXISTENCE OF SOUTHERN.  Southern is a corporation duly
     ---- ---------------------
organized and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to own its property and to carry on its business as now conducted and to enter into and to carry out the terms of this Agreement and is duly qualified with the United States Department of the Interior, Minerals Management Service, to carry on business in the Outer Continental Shelf, Gulf of Mexico federal waters;
     3.02 POWER OF SOUTHERN.  Southern has the corporate power to
     ---- -----------------
enter into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Southern, and the transactions contemplated hereby, will not violate (i) any provision of the certificate of incorporation or bylaws of Southern, (ii) any material agreement or instrument to which Southern is a party or by which Southern is bound, (iii) any judgment, order, ruling, or decree applicable to Southern as a party in interest, or (iv) any law, rule or regulation applicable to Southern;

     3.03 AUTHORIZATION OF SOUTHERN.  The execution, delivery and
     ---- -------------------------
performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Southern. This Agreement has been duly executed and delivered on behalf of Southern, and at the Closing all documents and instruments required to be executed and delivered by Southern shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Southern enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
     3.04 LITIGATION.  No litigation, claims, administrative
     ---- ----------
proceedings or other proceedings or governmental investigations are pending, or to the best of Southern's actual knowledge threatened, which would prevent or delay the execution, delivery or performance of this Agreement by Southern;
     3.05 ACQUIRING FOR OWN ACCOUNT.  Southern is acquiring the
     ---- -------------------------
Leasehold Interest for its own account and not with a view to, or for offer of resale in connection with, a distribution thereof within the meaning of the Securities Act of 1933, as amended, and the rules and regulations pertaining to it or a distribution thereof in violation of any applicable securities laws; and

     3.06 MMS APPROVAL.  Southern has no knowledge of any matter
     ---- ------------
or circumstance which would preclude and/or inhibit unconditional
United States Minerals Management Service approval of the
Assignment of the Assets from Century to Southern.
                           ARTICLE IV
                           ----------

                REPRESENTATIONS AND WARRANTIES OF
                ---------------------------------

               AMERICAN RESOURCES OF DELAWARE,INC.
               -----------------------------------

     American Resources of Delaware, Inc. ("ARI") represents as of the date hereof that:

     4.01 EXISTENCE OF ARI.  ARI is a corporation duly organized
     ---- ----------------
and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to own its property and to carry on its business as now conducted and to enter into and to carry out the terms of this Agreement.
     4.02 POWER OF ARI.  ARI has the corporate power to enter
     ---- ------------
into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by ARI, and the transactions contemplated hereby, will not violate (i) any provision of the certificate of incorporation or bylaws of ARI, (ii) any material agreement or instrument to which ARI is a party or by which ARI is bound, (iii) any judgment, order, ruling, or decree applicable to ARI as a party in interest, or (iv) any law, rule or regulation applicable to ARI;
     4.03 AUTHORIZATION OF ARI.  The execution, delivery and
     ---- --------------------
performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of ARI. This Agreement has been duly executed and delivered on behalf of ARI, and at the Closing all documents and instruments required to be executed and delivered by ARI shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of ARI enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     4.04 LITIGATION.  No litigation, claims, administrative
     ---- ----------
proceedings or other proceedings or governmental investigations are pending, or to the best of ARI's actual knowledge threatened, which would prevent or delay the execution, delivery or performance of this Agreement by ARI;
     4.05 ARI STOCK TO BE ISSUED TO CENTURY.  All of the shares
     ---- ---------------------------------
of ARI Stock which may be issued to Century as payment of the Purchase Price have been duly authorized and, when issued at Closing, will be validly and legally issued, fully paid and non-assessable, and will be, at the time of their delivery on August 16, 1996, if delivered to Century, free and clear of all liens, charges, security interests, mortgages, pledges and other encumbrances, except any and all restrictions as provided for by securities laws of the federal and state governments.
     4.06 MATERIAL ACTIONS.  There are no material actions,
     ---- ----------------
suits, proceedings, arbitrations or investigations pending or, to ARI's knowledge threatened, against ARI or any of its affiliates which would be required to be disclosed in a Form 10-K or Form 10-Q, pursuant to Item 103 of Regulation S-K that are not so disclosed.

                            ARTICLE V
                            ---------

          CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
          --------------------------------------------

     The obligation of Century on the one hand and Southern on the other to complete the transaction contemplated by this Agreement is subject to the satisfaction of, or compliance with, at or prior to the Time of Closing, each of the following conditions, unless waived in writing by the parties:
     5.01 ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH
     ---- -----------------------------------------------
COVENANTS.  The representations and warranties of the parties
- ---------
made in or pursuant to this Agreement shall be true and correct at the Closing with the same force and effect as if made at and as of the Time of Closing; the covenants contained in this Agreement to be performed by the parties at or prior to the Time of Closing shall have been performed; the parties shall not be in breach of any agreement on their part contained in this Agreement; and shall have received certificates confirming the foregoing, signed by the parties by whom such representation is made.
     5.02 CLOSING DOCUMENTS AND PROCEEDINGS.  All documents
     ---- ---------------------------------
relating to the authorization and completion of the transaction contemplated by this Agreement and all actions and proceedings to be taken at or prior to the Time of Closing in connection with the performance by Century and Southern of their respective obligations under this Agreement shall be satisfactory to the respective parties' Counsel and the parties shall have received copies of all such documents and evidence that all such actions and proceedings have been taken as they may reasonably request, in form and substance satisfactory to such parties and their Counsel.

     5.03 OPINION OF CENTURY'S COUNSEL.  Southern shall have
     ---- ----------------------------
received within five business days after Closing, an opinion of Century's Counsel in form and substance satisfactory to Southern's Counsel and in the form attached hereto as Exhibit "J" and "K" respectively. In rendering such opinion, Century's Counsel shall be entitled to rely, as to matters of fact, on certificates of Century and senior officers of Century and shall be entitled to qualify, by reference to his knowledge after appropriate enquiry, those portions of the opinion which it is reasonable and customary to so qualify.
     5.04 OPINION OF SOUTHERN'S COUNSEL.  Century shall have
     ---- -----------------------------
received an opinion of Southern's Counsel in form and substance satisfactory to Century's Counsel substantially to the same effect as the representations and warranties of the Southern in
Article III, and as to such other matters incidental to the matters herein contemplated as Century and Century's Counsel may reasonably request. In rendering such opinion, Southern's Counsel shall be entitled to rely, as to matters of fact, on certificates of Southern and senior officers of Southern and shall be entitled to qualify, by reference to his knowledge after appropriate enquiry, those portions of the opinion which it is reasonable and customary to so qualify.
     5.05 NO SUBSTANTIAL DAMAGE.  No substantial damage by fire
     ---- ---------------------
or other hazard to the Assets, which in the opinion of Southern is material, shall have occurred prior to the Time of Closing.
     5.06 NO ACTION TO RESTRAIN.  No action or proceeding shall
     ---- ---------------------
be pending or threatened by any person to restrain or prohibit Southern from acquiring the Assets contemplated herein.

     5.07 CONSENTS AND APPROVALS.  In the event that any consents
     ---- ----------------------
and approvals are required to be obtained by Century, with the exception of MMS approval of the assignments, the same shall have been delivered to Southern, in each case in form and substance satisfactory to Southern and Southern's counsel.
     5.08 BOARD APPROVAL.  The parties to this Agreement shall
     ---- --------------
have received approval from their respective board of directors or where applicable their shareholders, to this Agreement and the transactions contemplated herein.
     5.09 DELIVERY OF DOCUMENTS.  Century shall have delivered
     ---- ---------------------
all instruments of conveyance referenced herein, in form
acceptable to Southern.
     5.10 DUE DILIGENCE.  Southern shall complete any due
     ---- -------------
diligence Southern deems appropriate and prudent. If Southern, in its sole discretion, determines that it should not consummate the transactions contemplated in this Agreement because of any information discovered in its due diligence, then Southern may terminate and abandon this Agreement by giving written notice to Century prior to the Closing. If any of the other conditions contained in this Article V shall not be fulfilled or performed at or prior to the Time of Closing to the satisfaction of Southern (acting reasonably), Southern may, by notice to Century, terminate this Agreement and the obligations hereunder. Any condition contained in this Article may be waived in whole or in part by Southern without prejudice to any claims it may have for breach of covenants, representations or warranties by Century.

                           ARTICLE VI
                           ----------

                  INDEMNIFICATION AND REMEDIES
                  ----------------------------

     6.01 CENTURY INDEMNIFICATION.  Century agrees to indemnify,
     ---- -----------------------
defend and hold harmless Southern, its affiliates, successors and assigns, officers, directors, employees and agents against any and all claims, losses, expenses, costs, obligations and liabilities of any kind, including reasonable attorney's fees ("Indemnity Amounts") which they may incur to the extent arising out of or resulting from any inaccuracy in or breach of any of the representations, warranties, covenants or any other provision of this Agreement by Century.
     Century further agrees to indemnify, defend and hold harmless Southern, its partners, officers, directors, shareholders, employees, agents and representatives, and the officers, directors, shareholders, employees, agents and representatives, and the officers, directors, shareholders, employees, agents and representatives of its partners (the "Southern Group"), regardless of whether the Southern Group was wholly or partially negligent or otherwise at fault, from and against any and all claims, liabilities, losses, environmental liabilities, fines and penalties, costs and expenses (including, without limitation, court costs and reasonable attorneys' fees) arising from:
               (1) events that have transpired or conditions that have come into existence prior to the Effective Date that are attributable to the ownership or operation of the Assets, except that this shall not extend to Southern's obligations under 6.02(2) and 6.02(3) below; and
               (2) property damage or injury or death of persons occurring prior to the Effective Date and arising out of the ownership or operation of the Assets regardless of whether claims related to said damage, injury or death are asserted on, before or after the Effective Date.
     6.02 SOUTHERN INDEMNIFICATION.  Southern agrees to
     ---- ------------------------
indemnify, defend and hold harmless Century, its affiliates, successors and assigns, officers, directors, employees and agents against any and all claims, losses, expenses, costs, obligations and liabilities of any kind, including reasonable attorney's fees which they may incur to the extent arising out of or resulting from any inaccuracy in or breach of any of the representations, warranties, covenants or any other provision of this Agreement by Southern.
      Limited to the extent of the Leasehold Interest to be acquired pursuant to this Agreement Southern hereby assumes all of the following described obligations, and Southern agrees to indemnify, defend and hold harmless Century, its officers, directors, shareholders, employees, agent and representatives (the "Century Group"), regardless of whether the Century Group was wholly or partially negligent or otherwise at fault, from and against any and all claims, liabilities, losses, environmental liabilities, fines and penalties, costs and expenses (including, without limitation, court costs and reasonable attorneys' fees) arising from:
               (1) events that transpire or conditions that come into existence on or after the Effective Date that are attributable to the ownership or operation of the Assets on or after the Effective Date;
               (2) notwithstanding the terms and provisions of 6.03, the proper plugging and abandonment of all wells now or hereafter located on the Leasehold Interest;

               (3) notwithstanding the terms and provisions of 6.03, abandonment, removal, salvage and clean-up expenses of the Easements and Equipment;
               (4) all liability for property damage or injury to or death of persons occurring on or after the Effective Date and arising out of the ownership or operation of the Assets, regardless of whether said damages or injury is attributable in whole or in part to conditions that existed before the Effective Date;
               (5) the compliance with and assumption of any and all express or implied covenants in the instruments, regulations and agreements to which the Leasehold Interest is subject, including, but not limited to, the covenants of reasonable development and protection against drainage, insofar as said covenants may apply to the Leasehold Interest, on or after the Effective Date; and
               (6) the compliance with and the assumption of all of Century's rights, burdens, and obligations contained in any operating agreement, farmout agreement, acquisition agreement and/or any other agreement, on or after the Effective Date, insofar and only insofar as such agreements cover, pertain or apply to the Leasehold Interest, on or after the Effective Date, including, but not limited to the Contracts.

     6.03 GENERAL PROVISIONS.  In the case of any claim for
     ---- ------------------
indemnification brought under this Agreement:
          (a) A party claiming indemnification under this Agreement (an "Indemnified Party") shall promptly
               (i) notify the party from whom identification is sought (the "Indemnifying Party") of any third-party claim or claims asserted against the Indemnified Party ("Third Party Claim") which could give rise to a right of indemnification under this Agreement and (ii) transmit to the Indemnifying Party a written notice ("Claim Notice") describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such claim (if any), an estimate of the amount of damages attributable to the Third Party Claim and the basis of the Indemnified Party's request for indemnification under this Agreement. Within thirty (30) days after receipt of any Claim Notice (the "Election Period"), the Indemnifying Party shall notify the Indemnified Party (i) whether the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article VI with respect to such Third Party Claim and (ii) whether the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Third Party Claim.
          (b) If the Indemnifying Party notifies the Indemnified Party within the Election Period that the Indemnifying Party does not dispute its potential liability to the Indemnified Party under this
               Article VI and that the Indemnifying Party elects to assume the defense of the Third Party Claim, then the Indemnifying Party shall have the right to defend, as its sole cost and expense, such Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party in accordance with this Section 6.03. The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof. The Indemnified Party is hereby authorized, at the sole cost and expense of the Indemnifying Party (but only if the Indemnified Party is actually entitled to indemnification hereunder or if the Indemnifying Party assumes the defense with respect to the Third Party Claim), to file, during the Election Period, any motion, answer or other pleadings which the Indemnified Party shall deem necessary or appropriate to protect its interest or those of the Indemnifying Party and not prejudicial to the Indemnifying Party (it being understood and agreed that if an Indemnified Party takes any such action which is prejudicial and conclusively causes a final adjudication which is adverse to the Indemnifying Party, the Indemnifying Party shall be relieved of its obligations hereunder with respect to such Third Party Claim). If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim which the Indemnifying Party elects to contest, including, without limitation, the making of any related counterclaim against the person or entity asserting the Third Party Claim or any cross-complaint against any person. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 6.03 and shall bear its own costs and expenses with respect to such participation.
          (c) If the Indemnifying Party fails to notify the Indemnified Party within the Election Period that the Indemnifying Party elects to defend the Indemnified Party or if the Indemnifying Party elects to defend the Indemnified Party but fails to diligently and promptly prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or settled. The Indemnified Party shall have full control of such defense and proceedings, provided, however, that the Indemnified Party may not enter into, without the Indemnifying Party's consent, which shall not be unreasonably withheld, any compromise or settlement of such

               Third Party Claim. Notwithstanding the foregoing, if the Indemnifying Party has delivered a written notice to the Indemnified Party to the effect that the Indemnifying Party disputes its potential liability to the Indemnified Party under this
               Article VI and if such dispute is resolved in favor of the Indemnifying Party by final, nonappealable order of a court of competent jurisdiction, the Indemnifying Party shall not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section or of the Indemnifying Party's participation therein at the Indemnifying Party in full for all costs and expenses of such litigation. The Indemnifying Party may participate in, but not control any defense or settlement controlled by the Indemnified Party pursuant to this Section, and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.
          (d) In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder which does not involve a Third Party Claim, the Indemnified Party shall transmit to the Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to such claim and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within sixty (60) days from its receipt of the Indemnity

               Notice that the Indemnifying Party disputes such claim, the claim specified by the Indemnified Party in the Indemnity Notice shall be deemed a liability of the Indemnifying Party hereunder. If the Indemnifying Party has timely disputed such claim, as provided above, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction.

                           ARTICLE VII
                           -----------

                           TERMINATION
                           -----------

     7.01 METHODS OF TERMINATION.  The transactions contemplated
     ---- ----------------------
by this Agreement may be terminated at any time, but not later than Closing:
          (a)  By mutual consent of Century and Southern; or
          (b) By Southern on the Closing Date, if any of the conditions provided for in Article V to have been performed by Century has not been met or waived in writing by Southern; or
          (c) By Century on the Closing Date, if any of the conditions provided for in Article V to have been performed by Southern has not been met or waived in writing by Century.
          (d) By Southern, after Closing, if Century fails to deliver the opinions of Century's counsel or any other documents required to be delivered pursuant to Article 1.04(a) at Closing, within five business days after the

               Closing. In said event Century shall immediately return all payments of consideration identified and paid to Century in this Agreement, and Southern shall execute the appropriate documents to reconvey the Assets to Century. As security for the repayment of the above consideration, Southern shall be entitled to retain ownership of the Assets until it receive the consideration from Century or until it receives proceeds from the Assets in an amount equal to the full consideration paid Century plus all monies expended by Southern on the Assets.
     7.02 PROCEDURE UPON TERMINATION.  In the event of
     ---- --------------------------
termination by Southern or Century, pursuant to this Article, written notice thereof shall forthwith be given to the other party or parties and the transactions contemplated by this Agreement shall be terminated, without further action by Southern or Century. If the transactions contemplated by this Agreement are terminated as provided herein then all obligations, except for all provisions providing for the confidentiality, shall cease between the parties.

                          ARTICLE VIII
                          ------------

                          POST-CLOSING
                          ------------

     8.01 RECEIPTS AND CREDITS.  All monies, proceeds, receipts,
     ---- --------------------
credits and income attributable to the Assets for all periods of time subsequent to the Effective Date shall be the sole property and entitlement of Southern, and, to the extent received by Century, Century shall fully disclose, account for and transmit same to Southern promptly together with copies of all remittance advises, purchase statements, meter charts and interpretations and support for disbursements of royalty, overriding royalty interests, working interests and taxes to the extent not previously provided.
     All monies, proceeds, receipts and income attributable to the Assets for all periods of time prior to the Effective Date shall be the sole property and entitlement of Century and, to the extent received by Southern, Southern shall fully disclose, account for and promptly transmit same to Century, together with copies of all remittance advises, purchase statements, meter charts and interpretations and support for disbursements of royalty, overriding royalty interests, working interests and taxes not otherwise provided.
     Except as otherwise set forth in Article VI, all costs, expenses, disbursements, obligations and liabilities, with respect to the Assets attributable to periods of time prior to the Effective Date, regardless of when due or payable, shall be the sole obligation of Century, and Century shall promptly pay, or if paid by Southern, promptly reimburse Southern for and defend and hold Southern harmless from and against same. Except as otherwise set forth in Article VI, all costs, expenses, disbursements, obligations, and liabilities with respect to the Assets attributable to periods of time subsequent to the Effective Date, regardless of when due or payable, shall be the sole obligation of Southern, and Southern shall promptly pay, or if correctly paid by Century, promptly reimburse Century for and defend and hold Century harmless from and against same.
     Century shall be entitled to a credit for and reimbursement in an amount equal to any amount received by Southern after closing for any delivery or performance by Century prior to the Effective Date. All accounts receivable relating to the Assets and attributable to the period of time after the Effective Date shall be assigned to Southern. All accounts receivable relating to the Assets and attributable to the period of time before the Effective Date shall be retained by Century.
     In particular, notwithstanding anything to the contrary contained herein, Southern agrees that in the event Closing as contemplated by this Agreement occurs, it shall be responsible for and pay all cash calls as more fully set forth in Exhibit "L", which were or are received by Century and/or Southern on or after June 14, 1996 from Newfield attributable to the Leasehold Interest.
     8.02 ACCESS.  After the Closing and for a transitional
     ---- ------
period of six months thereafter, upon the reasonable request of Southern, Century shall, and shall cause its officers and employees to, cooperate with and assist Southern to ensure an orderly transition of the ownership of the Assets to Southern and to answer inquires and supply information, whether written or oral, relating to the Assets (including legal, accounting, environmental, government affairs and other information). All out-of-pocket expenses incurred in connection herewith shall be borne by Southern. Century shall also join in any notifications to third parties, where necessary, to document the transfer of ownership of the Assets. Century acknowledges that it has been informed that as a result of transactions contemplated herein, Southern will be required to file certain disclosure documents with the Securities and Exchange Commission and other governmental agencies.. Century agrees to submit to an audit of its financial statements as of and for the fiscal years ended December 31, 1994 and 1995 as they pertain to the Assets.

Century agrees to assist the independent accounting firm selected by Southern to the extent necessary in order for the independent accounting firm to perform an audit under the United States General Accepted Auditing Standards for the purpose of rendering an opinion on ARI's and Southern's financial statements for the above periods presented under United States Generally Accounting Principles and for Southern and ARI to comply with regulatory reporting requirements. Such assistance shall include issuing a letter to the independent accounting firm which details the representations of Southern's management and providing the independent accounting firm documents necessary for them to complete their audit.

                           ARTICLE IX
                           ----------

                              TAXES
                              -----

     9.01 APPORTIONMENT OF AD VALOREM AND PROPERTY TAXES.  All ad
     ---- ----------------------------------------------
valorem taxes, real property taxes, personal property taxes, and similar obligations attributable to the Assets ("Property Taxes") with respect to the tax period in which the Effective Date occurs shall be apportioned as of the Effective Date between Century and Southern. The owner of record on the assessment date shall file or cause to be filed all required reports and returns incident to the Property Taxes and shall pay or cause to be paid to the taxing authorities all Property Taxes relating to the tax period on which the Effective Date occurs but shall be entitled to reimbursement from the other party for its proportional share.
     9.02 SALES TAXES.  Any sales, use or other tax on the

     ---- -----------
transfer of the Assets from Century to Southern shall be shared equally by the parties.

     9.03 OTHER TAXES.  All taxes (other than income taxes) which
     ---- -----------
are imposed on or with respect to the production of Oil, natural gas or other hydrocarbons or minerals or the receipt of proceeds therefrom (including but not limited to severance, production, and excise taxes) shall be apportioned between the parties based upon the respective shares of production taken by the parties. All such taxes which have accrued prior to the Effective Date have been or will be properly paid or withheld by Century and all statements, returns, and documents pertinent thereto have been or will be properly filed by Century. Southern shall be responsible for paying or withholding or cause to be paid or withheld all such taxes which have accrued after the Effective Date and for filing all statements, returns, and documents incident thereto.

                           ARTICLE X.

                          MISCELLANEOUS
                          -------------

     10.1 ENTIRE AGREEMENT AND AMENDMENTS.  This Agreement
     ---- -------------------------------
constitutes the entire agreement between Century and Southern with respect to the transactions contemplated herein, and supersedes all prior oral or written agreements, commitments, understandings, or information otherwise furnished by Century and Southern with respect to such matters and may not be altered or amended, nor may any rights hereunder be waived, except by an instrument in writing executed by the party to be charged with such amendment or waiver.
     10.2 ASSIGNMENT.  Neither Century nor Southern may assign
     ---- ----------
its rights or delegate its duties or obligations under the terms of this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the provisions of this Section or other provisions of this Agreement, Century shall not assign its rights to require registration by ARI of the ARI Stock referenced herein.
     10.3 HEADINGS.  The headings of the Articles and Sections of
     ---- --------
this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.
     10.4 LAW GOVERNING.  This Agreement shall be governed by and
     ---- -------------
construed in accordance with the laws of the State of Louisiana.
     10.5 PARTIES IN INTEREST.  This Agreement shall be binding
     ---- -------------------
upon, and shall inure to the benefit of, the parties hereto and, except as otherwise prohibited, their respective successors and assigns, and nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.
     10.6 FURTHER ASSURANCES.  After execution, Century and
     ---- ------------------
Southern shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be reasonable necessary or advisable to carry out their obligations under this Agreement and under any document, certificate or other instrument delivered pursuant hereto.
     10.7 RELATIONSHIP.  It is not the purpose or intention of
     ---- ------------
Century or Southern to create any partnership, joint venture, mining partnership, or any association or any other relationship between them whether legal or quasi-legal whereby one party is held liable for the acts or omissions of the other party, and neither this Agreement nor the operations hereunder shall be construed or considered as creating any such relationship.

     10.8 LSA-R.S. 9:2780.  The parties hereto specifically
     ---- ---------------
recognize that this Agreement is not an agreement pertaining to a well for Oil, gas or water, or drilling for minerals within the scope of and as defined in LSA-R.S. 9:2780 and specifically agree that this Agreement is not to be governed by said statute.
     10.9 PUBLICITY.  Southern agrees to consult Century prior to
     ---- ---------
the issuance of any public announcements, however Century acknowledges that Southern has certain regulatory and statutory responsibilities to disburse information to the public.
     10.10     NOTICES.  All notices and consents to be given
     -----     -------
hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by facsimile transmission, registered or certified mail, postage prepaid and return receipt requested, addressed as follows:
          If to Century:
               Century Offshore Management Corporation
               400 East Vine Street, Suite 400
               Lexington, Kentucky 70407
               Telephone:  (606) 253-1300
               Facsimile:  (606) 233-7471
               Attention:  Howard A. Settle

          If to Southern:

               Southern Gas Co. of Delaware, Inc.
               160 Morgan Street
               Versailles, Kentucky 40383
               Telephone:  (606) 873-5455
               Facsimile:  (606) 873-4689
               Attention:  David Stetson

     The addresses so indicated may be changed by similar written notice. Notices shall be deemed effective as of the date of their receipt.

     10.11     CONFIDENTIALITY.  Southern acknowledges that all
     -----     ---------------
information furnished or disclosed pursuant hereto must remain confidential until Closing. Prior to the Closing, Southern may disclose such information:
               (a)  to its employees or consultants or to any
                    related corporation or the employees or
                    consultants thereof taking the customary
                    precautions to ensure that they keep such
                    records, data, studies, opinions and other
                    information confidential;
               (b)  as may in the opinion of an attorney or
                    Counsel for Southern or for any related
                    corporation be required by law or for the
                    reasonable protection of Southern or related
                    corporation or their respective directors or
                    other officers;
               (c)  to any government or governmental authority
                    or any financier or prospective financier of
                    Southern;
     10.12     SEVERABILITY.  If any term or other provisions of
     -----     ------------
this Agreement is invalid, illegal or incapable of being enforced under any rule or law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either party.
     10.13     NO THIRD PARTY BENEFICIARY.  This Agreement is not
     -----     --------------------------
intended to create, nor shall it be construed as to create, any rights in any third party under doctrines concerning third party beneficiaries or stipulations POUR AUTRUI.

     10.14     PAYMENT OF EXPENSES AND FEES.  Southern and
     -----     ----------------------------
Century shall bear their respective costs and expenses, including but not limited to, attorneys' fees incurred in connection with the transactions contemplated in this Agreement; provided, however, Southern shall pay all recording fees or transfer taxes in connection with the recording of any instrument of transfer of the Leasehold Interest from Century to Southern hereunder.
     10.15     ARBITRATION.  Upon the demand of Southern or
     -----     -----------
Century (collectively, the "parties"), whether made before the institution of any judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this Section
10.15. A "Dispute" shall include any action, dispute, claim, or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter occurring between the parties arising out of, pertaining to or in connection with this Agreement or any related agreements, documents, or instruments (the "Documents"). The parties understand that by this Section 10.15, they have decided that the Dispute may be submitted to arbitration rather than being decided through litigation in court, however the parties do not waive their respective rights to appeal any decision on due process grounds or failure to adhere to the procedures set forth herein.
          GOVERNING RULES.  Arbitrations conducted pursuant to
          ---------------
this Section 10.15, including selection of arbitrators, shall be administered by the American Arbitration Association ("Administrator") pursuant to the Commercial Arbitration rules of the Administrator. Arbitrations conducted pursuant to the terms hereof shall be governed by the provisions of the Federal

Arbitration Act (Title 9 of the United States Code), and to the extent the foregoing are inapplicable, unenforceable or invalid, the laws of the State of Louisiana. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction. Any party who fails to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses, including reasonable attorney's fees, incurred by the opposing party in compelling arbitration of any Dispute.
          ARBITRATOR POWERS AND QUALIFICATIONS; AWARDS.
          --------------------------------------------
Arbitrators shall resolve all Disputes in accordance with the applicable substantive law including the award of attorneys' fees and expenses if permitted by law or the agreement of the parties. All statutes of limitation applicable to any Dispute shall apply to any proceeding brought in accordance with this Section 10.15. Any arbitrator selected to act as the only arbitrator in a Dispute shall be required to be a practicing attorney with not less than 10 years practice in commercial law in the State of Louisiana. With respect to a Dispute in which the claims or amounts in controversy do not exceed $100,000, a single arbitrator shall be chosen and shall resolve the Dispute. In such case the arbitrator shall have authority to render an award up to but not to exceed $100,000 including all damages of any kind whatsoever, costs, fees and expenses. Submission to a single arbitrator shall be a waiver of all parties' claims to recover more than $100,000. Disputes involving claims or amounts in controversy exceeding $100,000 shall be decided by a majority vote of a panel of three arbitrators ("Arbitration Panel"). An Arbitration Panel shall be composed of one arbitrator who would be qualified to sit as a single arbitrator in a Dispute decided by one arbitrator, and two arbitrators who have at least ten years experience in the oil and gas business. Arbitrator(s)
may, in the exercise of their discretion, at the written request of a party, (i) consolidate in a single proceeding any multiple party claims that are substantially identical, and
(ii) administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this Agreement or the arbitrability of any Dispute or any claim that all or any part (including this provision) is voidable but shall have no power to change or alter the terms of this Section 10.15. The award of the arbitrator(s) shall be in writing and shall specify the factual and legal basis for the award.
          MISCELLANEOUS.  To the maximum extent practicable, the
          -------------
Administrator, the Arbitrator(s) and the parties shall take any action necessary to require that an arbitration proceeding hereunder be concluded within 180 days of the filing of the Dispute with the Administrator. The Arbitrator(s) shall be empowered to impose sanctions for any party's failure to proceed with the times established herein. Arbitration proceedings hereunder shall be conducted in Louisiana at a location determined by the Administrator. In any such proceeding the doctrines of RES JUDICATA and collateral estoppel shall apply and a party shall state as a counterclaim any claim which arises out of the transaction or occurrence or is in any way related to the Documents which does not require the presence of a third party which could not be joined as a party in the proceeding. The provisions of this Section 10.15 shall survive any termination, amendment, or expiration of the Documents unless the parties otherwise expressly agree in writing. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or as required by applicable law or regulation.
     10.16     ACCESS TO EMPLOYEES.  Century and Southern each
     -----     -------------------
shall use its reasonable efforts to afford the other with access to its employees, as follows: (i) in the case of Century, employees of Century, as Southern may reasonably request for Southern's proper business purposes regarding the Assets, but not as to matters proprietary to either Southern or Century, who remain employees of Century following the date of Closing and who are familiar with the operations of the Assets, and (ii) in the case of Southern, employees of Southern, as Century may reasonably request for Century's proper business purposes, including without limitation, the defense of legal proceedings. Such access may include interviews (provided however, no such interview shall be conducted without attendance of such employee's counsel) or attendance at depositions or legal proceedings (provided however, no such attendance will be made without attendance of such employee's counsel); provided, however, that in any event all out-of-pocket expenses (including wages and salaries) reasonably incurred by any party in connection with this Section 10.16 shall be paid or promptly reimbursed by the party requesting such services.
     10.17     NORM.  Southern acknowledges that it has been
     -----     ----
informed that Oil and Gas producing formations can contain naturally occurring radioactive material ("NORM"). Formation of scale or deposits can concentrate NORM on equipment and in sludges. The presence of NORM in certain concentrations requires that certain appropriate health, safety, and environmental precautions be taken.

     10.18     ARI.  American Resources of Delaware, Inc. joins
     -----     ---
in the execution of this Agreement for the limited purpose of making the representations set forth in Article IV and to undertake those specific obligations of ARI as more fully set forth in 1.03(b) and 1.03(c).
     10.19     SURVIVAL OF REPRESENTATIONS.  The covenants,
     -----     ---------------------------
representations and warranties contained in this Agreement and in all certifications and documents delivered pursuant to or contemplated by this Agreement shall survive the Closing and shall continue for a period of five (5) years. Century shall insure that its respective covenants, representations and warranties contained in this Agreement and in all certifications and documents delivered pursuant to or contemplated by this Agreement are true and correct at all times.
     10.20     NO FINDER'S FEES.  Each of the parties represent
     -----     ----------------
and warrants to the other parties that such party has not taken, and agrees that it will not take, any action that would cause any other party to become liable to any claim or demand for a brokerage commission, finder's fee or other similar payment.

          IN WITNESS WHEREOF, the parties have executed this Agreement on this 3rd day of July, 1996.

WITNESSES:                    CENTURY OFFSHORE MANAGEMENT
                              CORPORATION


/s/ Leonard K. Nave          By: /s/ Howard A. Settle
- -------------------------        --------------------------------
Name: Leonard K. Nave           Howard A. Settle
     --------------------
        (Please Print)           President

/s/ Douglas L. Hawthorne
- -------------------------
Name: Douglas L. Hawthorne
     --------------------
        (Please Print)

                              SOUTHERN GAS CO. OF DELAWARE, INC.


/s/ Leonard K. Nave          By: /s/ Rick G. Avare
- -------------------------        --------------------------------
Name: Leonard K. Nave            Rick G. Avare
     --------------------
        (Please Print)           Chief Operating Officer

/s/ Douglas L. Hawthorne
- -------------------------
Name: Douglas L. Hawthorne
     --------------------
        (Please Print)

                              AMERICAN RESOURCES OF DELAWARE,
                              INC.


/s/ Leonard K. Nave          By: /s/ Rick G. Avare
- -------------------------        --------------------------------
Name: Leonard K. Nave            Rick G. Avare
     --------------------
        (Please Print)           President

/s/ Douglas L. Hawthorne
- -------------------------
Name: Douglas L. Hawthorne
     --------------------
        (Please Print)

                         ACKNOWLEDGMENTS
                         ---------------

STATE OF KENTUCKY   SS
COUNTY OF FAYETTE   SS
          On this the 3rd day of July, 1996, before me appeared Howard A. Settle to me personally known, who being by me duly sworn, did say that he is the President of CENTURY OFFSHORE MANAGEMENT CORPORATION, and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Howard A. Settle acknowledged said instrument to be the free act and deed of said corporation.

                     			      /s/ Howard A. Settle
                              -----------------------------------
                              Howard A. Settle

                     			      /s/ Judy C. Burchard
                              -----------------------------------
                              NOTARY PUBLIC FOR THE COUNTY OF
                              FAYETTE, STATE OF KENTUCKY
                              My Commission Expires: 3/4/2000
                                                    -------------


STATE OF KENTUCKY   SS
COUNTY OF FAYETTE   SS

          On this the 3rd day of July, 1996, before me appeared Rick G. Avare to me personally known, who being by me duly sworn, did say that he is the Chief Operating Officer of SOUTHERN GAS CO. OF DELAWARE, INC. and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Rick G. Avare acknowledged said instrument to be the free act and deed of said corporation.

                     			      /s/ Rick G. Avare
                              -----------------------------------
                              Rick G. Avare

                     			      /s/ Judy C. Burchard
                              -----------------------------------
                              NOTARY PUBLIC FOR THE COUNTY OF
                              FAYETTE, STATE OF KENTUCKY

STATE OF KENTUCKY
COUNTY OF FAYETTE SS

          On this the 3rd day of July, 1996, before me appeared Rick G. Avare to me personally known, who being by me duly sworn, did say that he is the President of AMERICAN RESOURCES OF DELAWARE, INC., and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Rick G. Avare acknowledged said instrument to be the free act and deed of said corporation.

                     			      /s/ Rick G. Avare
                              -----------------------------------
                              Rick G. Avare



                     			      /s/ Judy C. Burchard
                              -----------------------------------
                              NOTARY PUBLIC FOR THE COUNTY OF
                              FAYETTE, STATE OF KENTUCKY

                              My Commission Expires: 3/4/2000
                                                    -------------

                                                     EXHIBIT B

                   PURCHASE AND SALE AGREEMENT


          THIS PURCHASE AND SALE AGREEMENT (the "Agreement"), dated July 3rd, 1996, is by and between SOUTHERN GAS CO. OF DELAWARE, INC. ("Southern"), a Delaware corporation, AMERICAN RESOURCES OF DELAWARE, INC., ("ARI") and CENTURY OFFSHORE MANAGEMENT CORPORATION ("Century"), a Kentucky corporation.
          WHEREAS, Century and Southern desires to mutually develop and obtain certain Leasehold Interests (as hereinafter defined) in salt domes located in the gulf coast region, including those salt domes more fully described.
          NOW, THEREFORE, in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder, and intending to be legally bound, the parties hereby agree as follows:

                           ARTICLE I.
           DEFINITIONS AND PURCHASE AND SALE OF ASSETS
           -------------------------------------------

     1.01 DEFINITIONS.  All capitalized terms and the definition
     ---- -----------
set forth in this Agreement, not defined in the body of this Agreement, are set forth in Exhibit "F", attached hereto and incorporated herein by reference.

     1.02 ASSETS TO BE SOLD.  Subject to the terms and conditions
     ---- -----------------
of this Agreement, Century shall sell, transfer and assign to Southern, and Southern shall purchase from Century, effective July 1, 1996 (the "Effective Date"), certain specified contract interests in and to the assets described below pertaining to the three salt dome areas hereinbelow described (collectively the "Assets"). The Assets shall consist of the following:
          (a) An undivided 32.941% of Century's 85% interest, being an undivided 28% interest, in and to the rights and obligations set forth in that certain unrecorded Letter Agreement dated January 12, 1996, by and between Aegis Energy, Inc. and Century, a copy of which is attached hereto as Exhibit "A" (the "Bayou Bouillon Salt Dome Contract Rights");
          (b) An undivided 33.333% of Century's 75% interest, being an undivided 25% interest, in and to the rights and obligations set forth in that certain unrecorded Letter Agreement dated February 5, 1996 by and between Aegis Energy, Inc. and Century, a copy of which is attached hereto as Exhibit "B-1" and that certain unrecorded Letter Agreement dated May 6, 1996 by and between Century and St. Martin Land Company, a copy of which is attached hereto as Exhibit "B-2" (collectively the "Plumb Bob Salt Dome Contract Rights"); and
          (c) An undivided 32.8125% of Century's 32% interest, being an undivided 10.5% interest, in and to the rights and obligations set forth in that certain unrecorded Letter Agreement dated September 27, 1995, by and between TexStar North America, Inc. and Century, as amended by the Supplemental Agreement dated December 22, 1995, by and between TexStar

North America, Inc., Century, ARI (as hereinafter defined), and Cheyenne Petroleum Company, copies of which documents are attached hereto as Exhibits "C-1" and "C-2" (collectively the "White Castle Salt Dome Contract Rights").
          (d) To the extent the same are assignable or transferable by Century and to the extent and only to the extent that the same relate to the ownership or operation of the Assets, the interest in and to all orders, contracts, agreements, instruments, licenses, authorizations, well record files, reserve reports, maps, surveys, bonds, (including without limitation all operating agreements, bidding agreements, transportation agreements, unit agreements, participation title opinion, permits, 3-D seismic information (in Century's possession now or in the future) agreements, gathering agreements and processing agreements), instruments, licenses, authorizations, well record files, reserve or other rights, privileges, benefits and powers conferred upon Century, pertaining to the Assets. reports, maps, surveys, bonds, title opinion, permits, audits, claims, liens, suits, settlements and demands, and other rights, privileges, benefits and powers conferred upon Century.
     1.03 PURCHASE PRICE.  The purchase price for the Assets to be
     ---- --------------
paid by Southern to Century at Closing, as herein defined, shall be Nine Million Eight Hundred Eighty-Four Thousand Dollars ($9,884,000.00) payable as follows:
     (a) The sum of Three Million Eight Hundred and Eighty Four Thousand Dollars ($3,884,000), the receipt of, which is hereby acknowledged by Century.
     (b) As a prepayment for the Leasehold Interest to be acquired hereunder, Southern shall cause American Resources of Delaware Inc. ("ARI") to issue One Million Five Hundred

Thousand (1,500,000) shares of ARI's common stock, par value $.00001 per share ("ARI") to Century. ARI, at its own cost and expense, will prepare and file, at the earliest practicable time pursuant to reasonable and prudent business practice on Form S-3 a registration statement (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act") complying with all the requirements of the Securities Act applicable thereto for the purpose of registering the ARI Stock described above. ARI shall use its best efforts to cause the Registration Statement to become effective as soon as practicable, to qualify the ARI Stock under the securities or blue sky laws in such jurisdictions as the parties reasonable agree and to keep the Registration Statement and such qualifications current and in effect. Century agrees that during the first six (6) months after the issuance, it will not sell any of the ARI Stock and that after such time it will not sell more than 8.33% of the ARI Stock in any one month. Notwithstanding the above, ARI hereby agrees and acknowledges that Century may, at any time after the Closing, pledge any part or all of the ARI Stock for the purpose of raising capital ("Private Placement Funds"), so long as the proceeds received as a result of said pledge of ARI Stock or any sale of ARI Stock are used solely for the Leasehold Interests related to the White Castle Dome Contract Rights, Bayou Bouillon Dome Contract Rights and the Plumb Bob Dome Contract Rights (collectively hereinafter referred to as the "Domes"). At such time as the sum of Five Million Seven Hundred Thousand Dollars ($5,700,000) of the Private Placement Funds have been expended by Century for the Leasehold Interests (including monies expended by Century prior to the pledging or sale of the ARI Stock), the proceeds of the Private Placement Funds and any sale of the ARI Stock by Century may be used by Century for any purpose. The parties acknowledge that they have entered into a separate Purchase and Sale Agreement of even date herewith, which provides in part that Southern, as set forth in paragraph 1.03(e) of such agreement, shall advance to Century the sum of Three Million Dollars ($3,000,000), payable in increments of One Million Dollars ($1,000,000) each. To the extent Century has been unable to raise $5,700,000 of the Private Placement Funds by the time such advances are made, then Century agrees to use the proceeds of such advances for the Leasehold Interests until a total of $5,700,000 has ben expended.
     (The obligations specified in paragraphs (a) and (b) above shall hereinafter be subject collectively referred to certain restrictions and rights of ARI as hereinafter set forth the "Purchase Price.")
     1.04 ALLOCATION OF PURCHASE PRICE.  For the purpose of setting
     ---- ----------------------------
forth the performance requirements set out hereinbelow, the parties hereto acknowledge and agree that the Purchase Price to be paid by Southern hereunder shall be allocated as follows:
          (a) It shall be deemed that Southern will have paid the sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00) for the acquisition of a Leasehold Interest in the White Castle Salt Dome Contract Rights, comprising $2,250,000 in cash contribution and 62,500 shares of ARI Stock.
          (b) It shall be deemed that Southern will have paid the sum of Four Million Five Hundred Fifty Thousand Dollars ($4,550,000.00) for the acquisition of a Leasehold Interest in the Bayou Bouillon Salt Dome Contract Rights, comprising $1,000,000 in cash contribution and 887,500 shares of ARI Stock.

          (c) It shall be deemed that Southern will have paid the sum of Two Million Eight Hundred Thirty Four Thousand Dollars ($2,834,000.00) for the acquisition of a Leasehold Interest in the Plumb Bob Salt Dome Contract Rights, comprising $634,000 in cash contribution and 550,000 shares of ARI Stock.
     1.05 CENTURY'S BACK-IN.  At such time as Century has fulfilled
     ---- -----------------
its representations pursuant to paragraph 2.16 (a),(b) and (c) herein and Southern has recouped, from revenues attributable to the Assets or the rights to be acquired pursuant thereto, the sum of
(i) Fifteen Million Dollars ($15,000,000.00) plus (ii) the sum of all capital expenditures, operating costs and any other direct costs which Southern has paid with respect to the Assets, Southern shall convey to Century twenty-five (25%) percent of the Assets (and the rights to be acquired pursuant thereto) acquired hereunder (the "Back-In Interest"). (Southern's obligation to convey the Back-In Interest shall be called the "Back-In Obligation"). The Back-In Interest shall be conveyed to Century free and clear of all liens, encumbrances and burdens which may have been created or arose during Southern's ownership of this interest. Southern shall have the option until December 31, 1997 to purchase the Back-In Obligation by paying Century Three Million Dollars ($3,000,000.00) on or before December 31, 1997.
     1.06 MERGER VALUE.  In the event of a merger between Century
     ---- ------------
and ARI (or a business entity formed by ARI for the purpose of the merger), Century shall be allowed to include the Back-In Interest in its Assets and value the Back-In Interest at the Netherland Sewell & Associates, Inc. established value or Two Million Five Hundred Thousand Dollars ($2,500,000.00), whichever is greater, in order to establish Century's value for merger purposes.

     1.07 DELIVERIES BY CENTURY TO SOUTHERN.
     ---- ---------------------------------
          (a)  At the Closing, Century shall deliver to Southern:
               (i) A certificate from the Secretary of State (or equivalent official) of the State of Kentucky as to the good standing of Century in the State of Kentucky, certified as of a date within ten (10) days of Closing;
               (ii) A certificate of an Officer attesting to those matters set forth in Article II;
               (iii) A copy of the resolutions, certified by the Secretary of the Century, authorizing Century to enter into the transactions contemplated by this Agreement;
               (iv) The Opinion of Century's counsel, in a form acceptable to Southern's counsel, referred to in Section 5.03;
               (v) An Opinion of Century's counsel, in form acceptable to Southern's Counsel, opining that the transactions contemplated herein, do not require bankruptcy court, Century creditors, Bank of Montreal or BMO Financial approval;
               (vi) All other previously undelivered items required to be delivered by Century to Southern at, or prior to, such date.

               (vii) Instruments of conveyance including but not limited to assignments, bill of sale, and/or other instruments of transfer as more fully set forth in Exhibit "D" which shall be reasonably satisfactory to Southern's counsel.
     1.08 DELIVERIES BY SOUTHERN TO CENTURY.
     ---- ---------------------------------
          (a)  At the Closing, Southern shall deliver to Century:
               (i)       The ARI Stock provided for in Section
                         1.03(b);
               (ii) The opinion of ARI's and Southern's Counsel referred to in Section 5.04 hereof; and
               (iii) Certificates from the Secretary of State of Delaware as to the good standing of Southern and ARI in the State of
                         Delaware, certified as of a date within
                         thirty (30) days of Closing;
               (iv) All other previously undelivered items required to be delivered by Southern to Century at, or prior to, such date.
     1.09 LOCATION AND TIME OF THE CLOSING.  The Closing shall be
     ---- --------------------------------
held on the 3rd day of July, 1996 at 10:00 AM (Eastern Time) or as shall be mutually agreed upon by Century and Southern. The Closing shall be held at the offices of Century in Lexington, Kentucky or such other place as the parties hereto may agree in writing.
     1.10 BURDENS.  Southern specifically agrees that it will
     ---- -------
acquire the Assets subject to each term and provision of the agreements described hereinbelow and, except as set forth herein below,

Southern agrees to bear its share of Century's obligations, as set forth in each of these agreements:
          (a)  Plumb Bob Salt Dome Contract Rights.
               -----------------------------------
               (1) That certain unrecorded Letter Agreement dated February 5, 1996 by and between Century and Aegis Energy, Inc.
               (2) That certain unrecorded agreement dated May 6, 1996 by and between Century and St. Martin Land Company.
          With regard to the Plumb Bob Salt Dome Contract Rights agreements, Southern further acknowledges that Century's rights in the agreement described in subparagraph 2 are subject to and said agreement was acquired in accordance with the terms of the agreement, described in subparagraph 1.
          (b)  Bayou Bouillon Salt Dome Contract Rights.
               ----------------------------------------
               (1) That certain unrecorded agreement dated January 12, 1996 by and between Century and Aegis Energy, Inc., which agreement includes, among other provisions, an area of mutual interest.
          (c)  White Castle Salt Dome Contract Rights.
               --------------------------------------
               (1) Letter Agreement dated September 27, 1995, by and between TexStar North America, Inc. and Century.
               (2) 3-D Seismic Exploration Agreement, White Castle Area, Iberville Parish, Louisiana, dated effective as of December 1, 1994, by and between TexStar North America, Inc. and Shell Western E&P Inc.

               (3) Supplemental Agreement dated December 22, 1995 by and between TexStar North America, Inc., Century, ARI (as hereinafter defined), and Cheyenne Petroleum Company.
     1.11 POST-CLOSING MANAGEMENT OF ASSETS.  To the extent Century
     ---- ---------------------------------
is currently providing management of the Assets, Century will continue to perform those management functions necessary for the operations and oversight of the Assets.

                           ARTICLE II
                           ----------
            REPRESENTATIONS AND WARRANTIES OF CENTURY
            -----------------------------------------

     Century hereby represents and warrants to Southern and ARI as of the date hereof that:
     2.01 EXISTENCE OF CENTURY.  Century is a corporation duly
     ---- --------------------
organized, validly existing and in good standing under the laws of the State of Kentucky and has the power and authority to own its property and to carry on its business as now conducted and to enter into and carry out the terms of this Agreement.
     2.02 POWER OF CENTURY.  Century has the corporate power to
     ---- ----------------
enter into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Century, and the transactions contemplated hereby, will not violate (i) any provision of the certificate of incorporation or bylaws of Century, (ii) any material agreement or instrument to which Century is a party or by which Century is bound which pertains to the Leasehold Interest, (iii) any judgment, order, ruling, or decree applicable to Century as a party in interest, or (iv) any law, rule or regulation applicable to Century;

     2.03 AUTHORIZATION OF CENTURY. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Century. This Agreement has been duly executed and delivered on behalf of Century, and at the Closing all documents and instruments required to be executed and delivered by Century pursuant to this Agreement shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Century enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     2.04 LITIGATION-AGREEMENT.  No litigation, claims,
     ---- --------------------
administrative proceedings or other proceedings or governmental investigations are pending, or to the best of Century's actual knowledge threatened, which would prevent or delay the execution, delivery or performance of this Agreement by Century;
     2.05 LITIGATION - ASSETS.  To the best of Century's Knowledge,
     ---- -------------------
there are no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal); arbitration or other dispute settlement procedure; investigation or inquiry by any government, administrative, regulatory or similar body or any third person or entity; or any similar matter or proceeding (collectively "Proceedings") (a) against the Assets, or
(b) against Century and relating in any way to the Assets, which would have a material adverse effect on the Assets (whether in progress or threatened); as it pertain to the Assets, no event has occurred which might give rise to any Proceedings, there is no judgment, decree, injunction, rule, award or order of any court, government department, board, commission, agency, arbitrator or similar body outstanding against Century and no complaint, grievance, claim, work order or investigation has been filed, made or commenced against Century.
     2.06 CONSENTS AND PREFERENTIAL PURCHASE RIGHTS.  There are no
     ---- ----------------------------------------
consents (except as set forth in Exhibit "E"), agreements or waivers of preferential rights necessary to the valid assignment of the Assets to Southern at Closing and there are no preferential purchase rights or calls on production with respect to the production from the Assets.
     2.07 COMPLIANCE WITH LAWS.  To the best of Century's
     ---- --------------------
Knowledge, the Assets have been operated in compliance with all laws, ordinances, regulations and orders applicable to the Assets and the operations undertaken in connection therewith.
Furthermore, no notice from any governmental body has been served upon Century for the Assets claiming any material violation of any law or any other code, rule or regulation, which would have material adverse effect on the Assets. To the best of Century's Knowledge, none of the Assets, nor the ownership, leasing, occupancy, or the operation thereof, is in material violation of any such law, ordinance, code, rule or regulation, which would have a material adverse effect on the Assets.
     2.08 PERMITS.  To the best of Century's Knowledge, either
     ---- -------
Century or a third party under the Assets, hold or will acquire all permits, licenses, approvals and franchises (collectively, "permits") which it requires, or is required to have, to operate, own or lease the Assets conveyed hereunder. All such permits are full force and effect; Century is in material compliance with all the terms and conditions relating to such permits; and there are no proceedings in progress, pending or threatened which may result in revocation, cancellation, suspension or any adverse modification of any of such permits. Neither the terms and conditions relating to such permits nor the legislation or regulations pursuant to which the same were issued require that any consent or approval of, or filing with or notice to, any governmental agency or regulatory body or other Person be made to assure the continued holding by Southern of such permits after completion of the transaction contemplated by this Agreement.
     2.09 MATERIAL FACTS DISCLOSED.  Century has disclosed in
     ---- ------------------------
writing to Southern facts within their Knowledge relating to the Assets which could reasonably be expected to be material to an intending purchaser of the Assets or that would have a Material Adverse Effect on the Assets, or on Southern's acquisition and ownership thereof.
     2.10 ASSETS.   Century owns its portion of the Assets free and
     ---- ------
clear of liens, claims and encumbrances placed against the Assets by Century or incurred by Century, and Century has duly performed all of the obligations under the Assets that are now or will prior to the Closing Date be required to be performed by Century.
Century has not received any notice of default under the Assets nor is any such notice pending. The contracts which comprise Assets are valid and enforceable in accordance with their terms; further, that:
               (i) Century has not received any notice of, and there exists no event of default under the Assets or event which constitutes or would constitute (with notice or lapse of time or both) a default in any material respect thereunder; and

               (ii)      With respect to the Assets, and limited
                         to the time period during which Century
                         has owned the Assets, to the best of
                         Century's Knowledge, all payments
                         required to be paid to perpetuate the
                         Assets to the date of this Agreement have
                         been timely and properly paid to the
                         proper parties and in the proper amounts.
                         To the best of Century's Knowledge, the
                         Assets, and all material agreements,
                         orders and other instruments creating the
                         Assets or of which the Assets arise are
                         legal valid, binding, subsisting, in good
                         standing and in full force and effect.
     2.11 DISCLOSURE.  No representation or warranty by or on
     ---- ----------
behalf of Century contained in this Agreement, in any Schedule hereto, in any agreement entered into pursuant hereto or in connection herewith, in any certificate delivered at Closing, or in any other certificate which states that it is delivered pursuant to or in connection with this Agreement (certificates referred to in this sentence are sometimes referred to herein individually as an "Agreement Certificate" and collectively as the "Agreement Certificates"), contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading. Except as set forth in this Agreement, in any Schedule hereto, in any agreement entered into pursuant hereto or in connection herewith, or in any Agreement Certificate delivered at or prior to the execution hereof, Century is not aware of any event or condition which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), of the Assets. The representations and warranties contained in this Agreement, in the Schedules hereto, in the agreements entered into pursuant hereto or in connection herewith, or in any Agreement Certificate shall not be affected or deemed waived by reason of (i) any investigation made by Southern or its representatives or (ii) the fact that Southern and/or its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.
     Neither the furnishing of opinions or reports pursuant to this Agreement nor any information disclosed by any investigation or examination by Southern, nor any failure by Southern to make any investigation or examination under this Agreement, nor the Closing of the transactions contemplated hereby, shall in any way reduce any rights Southern may have under any representatives, warranties or covenants contained in this Agreement.
      Except as may be specifically set forth to the contrary in this Agreement, Southern acknowledges that Century has made no representations or warranties whatever, express or implied (Century having hereby expressly disclaimed all such warranties) as to the accuracy, completeness, or materiality of any data, information, record or materials now, heretofore, or hereafter made available in connection with the success of any 3-D seismic program, ability to obtain all seismic permits and/or options necessary to fully image the prospective geological formation of each salt dome, ability to discover and produce hydrocarbons based upon the prospective 3-D seismic program, or the ability to properly image the salt, the legal, tax or other consequences of owning a portion of Century's interest in the Assets. Furthermore, Southern acknowledges that, because the agreements comprising the Assets are unrecorded, they are not enforceable against third parties.
     2.12 TITLE WARRANTY. The Assets to be conveyed by Century to
     ---- --------------
Southern shall be conveyed by Century to Southern without warranty of title, expressed, implied or statutory, and without recourse, even as to the return of the Purchase Price, as hereinafter defined, except that Century shall warrant title against the demands and claims of all persons asserting an adverse claim to the
Assets, by, through or under Century.   Century also shall convey
title to the Assets to Southern with full substitution and subrogation in and to all covenants and warranties of Century's predecessors-in-title.
     2.13 MATERIAL ADVERSE EFFECTS. To the best of Century's
     ---- ------------------------
Knowledge, there is no new or recent development, occurrence, event or condition which has materially and adversely affected or may materially and adversely affect the Assets, and Century has not done anything with respect to the Assets which is not in the ordinary course of Century's business, and which would have a material adverse effect on the Assets.
     2.14 PAYMENT OF FUNDS.  To the best of Century's Knowledge,
     ---- ----------------
Century has duly and timely paid all taxes, governmental charges, duties, penalties, extensions of Assets, rental payments, interests and fines due and payable by it and affecting the Assets and its operation on or before the date of this Agreement where the failure to make such payment would have a material adverse effect on the Assets.
     2.15 CENTURY DUE DILIGENCE AND REVIEW OF ARI.  Century
     ---- ---------------------------------------
represents and warrants that it has received and that an executive officer of Century has read ARI's 1995 Annual Report to Shareholders, ARI's 1995 Annual Report on Form 10-KSB, ARI's Quarterly Reports on Form

10-QSB for the period ended March 31, 1996, all 8-K Reports dated subsequent to December 31, 1995 filed by ARI, and all news reassess issued by ARI subsequent to June 27, 1996.
     2.16 ACQUISITION OF LEASEHOLD INTEREST.
     ---- ---------------------------------
          (a) Century hereby represents and warrants that it will complete the acquisition of that Leasehold Interest in the property that is the subject of the White Castle Salt Dome Contract Rights no later than March 31, 1997(the "WC Completion Date"); however, in the event it does not complete the duties as contemplated herein as it pertains to the White Castle Salt Dome Contract Rights,, subject to force majeure conditions, then Century will be obligated, at its option, to either (i) pay Southern cash in the amount of the unused portion of the Purchase Price allocated for the White Castle Salt Dome Contract Rights as set out in paragraph 1.04(a) hereinabove; or (ii) deliver to Southern shares of stock in ARI which are equal in value to such deemed Purchase Price. For purposes of this paragraph such shares are to be valued at the average closing price per share of ARI's stock over the twenty (20) business days preceding March 31, 1997, or Four Dollars ($4.00) per share, whichever is greater. Upon receipt of said cash or shares, Southern shall reconvey to Century all of its rights in the White Castle Salt Dome Contract Rights and any interests acquired pursuant thereto and this agreement shall terminate as to such Asset.
          (b) Century hereby represents and warrants that it will complete the acquisition of that Leasehold Interest in the property that is the subject of the Bayou Bouillon Salt Dome Contract Rights no later than December 31, 1997 (the "BB Completion Date"); however, in the event the 3-D Seismic Survey on the property that is the subject of the Bayou Bouillon Salt

Dome Contract Rights has not been acquired by the BB Completion Date, subject to force majeure conditions, then Century will be obligated, at its option, to either (i) pay Southern cash in the amount of the deemed purchase price for the Bayou Bouillon Salt Dome Contract Rights as set out in paragraph 1.04(b) hereof; or
(ii) deliver to Southern shares of stock in ARI which are equal in value to such deemed Purchase Price. For purposes of this paragraph such shares to be valued at the average closing price per share of ARI's stock over the twenty (20) business days preceding December 31, 1997, or Four Dollars ($4.00) per share, whichever is greater. In such case, Century shall be provided a credit of $400,000, unless the ARI Stock received by Century in accordance with paragraph 1.03(b) has an average price, as calculated above as of the B.B. Completion Date of $4.45, or greater, per share, in which event, there shall be no credit. Upon receipt of said cash or shares, Southern shall reconvey to Century all of its rights in the Bayou Bouillon Salt Dome Contract Rights and any interests acquired pursuant thereto and this agreement shall terminate as to such Asset.
          (c) Century hereby represents and warrants that it will complete the acquisition of that Leasehold Interest in the property that is the subject of the Plumb Bob Salt Dome Contract Rights no later than March 31, 1998 (the "PB Completion Date"); however, in the event the 3-D Seismic Survey on the property that is the subject of Plumb Bob Salt Dome Contract Rights has not been acquired by the PB Completion Date, subject to force majeure conditions, then Century will be obligated, at its option, to either (I) pay Southern cash in the amount of the deemed Purchase Price for the Plumb Bob Salt Dome Contract Rights as set out in paragraph 1.04(c) hereof; or (ii) deliver to Southern shares of stock in ARI which are equal in value to the deemed purchase price. For purposes of this paragraph such shares to be valued at the average closing price per share of ARI's stock over the twenty (20) business days preceding March 31, 1998, or Four Dollars ($4.00) per share, whichever is greater. In such case, Century shall be provided a credit of $234,000, unless the ARI Stock received by Century in accordance with paragraph 1.03(b) has an average price, as calculated above as of the P.B. Completion Date of $4.45, or greater, per share, in which event, there shall be no credit. Upon receipt of said cash or shares, Southern shall reconvey to Century all of its rights in the Plumb Bob Salt Dome Contract Rights and any interests acquired pursuant thereto and this agreement shall terminate as to such Asset.
          (d) For purposes of this Section 2.16, force majeure conditions shall include acts of God, such as major storms, floods or other similar natural disasters or major accidents beyond Century's control, including a blowout, hurricane, fire or explosion, scarcity of crews of equipment, or any other condition of like nature which prevents Century or its partners, participants, employees, representatives or contractors from continuing its operations. In the event a force majeure situation exists, Century shall so notify Southern, and the Completion Dates as set forth hereinabove in subparagraphs (a), (b) and (c) for each such Asset shall be extended for a period of time corresponding to the duration of the force majeure provision, plus thirty (30) days.

                           ARTICLE III
                           -----------
           REPRESENTATIONS AND WARRANTIES OF SOUTHERN
           ------------------------------------------
     Southern represents as of the date hereof that:

     3.01 EXISTENCE OF SOUTHERN.  Southern is a corporation duly
     ---- ---------------------
organized and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to own its property and to carry on its business as now conducted and to enter into and to carry out the terms of this Agreement.
     3.02 POWER OF SOUTHERN.  Southern has the corporate power to
     ---- -----------------
enter into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Southern, and the transactions contemplated hereby, will not violate (i) any provision of the certificate of incorporation or bylaws of Southern, (ii) any material agreement or instrument to which Southern is a party or by which Southern is bound, (iii) any judgment, order, ruling, or decree applicable to Southern as a party in interest, or (iv) any law, rule or regulation applicable to Southern;
     3.03 AUTHORIZATION OF SOUTHERN.  The execution, delivery and
     ---- -------------------------
performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Southern. This Agreement has been duly executed and delivered on behalf of Southern, and at the Closing all documents and instruments required to be executed and delivered by Southern shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Southern enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     3.04 LITIGATION.  No litigation, claims, administrative
     ---- ----------
proceedings or other proceedings or governmental investigations are pending, or to the best of Southern's actual knowledge threatened, which would prevent or delay the execution, delivery or performance of this Agreement by Southern.

                           ARTICLE IV
                           ----------
                REPRESENTATIONS AND WARRANTIES OF
                ---------------------------------
               AMERICAN RESOURCES OF DELAWARE,INC.
               -----------------------------------

       American Resources of Delaware, Inc. ("ARI") represents as of the date hereof that:
     4.01 EXISTENCE OF ARI.  ARI is a corporation duly organized
     ---- ----------------
and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to own its property and to carry on its business as now conducted and to enter into and to carry out the terms of this Agreement.
     4.02 POWER OF ARI.  ARI has the corporate power to enter into
     ---- ------------
and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by ARI, and the transactions contemplated hereby, will not violate
(i) any provision of the certificate of incorporation or bylaws of ARI, (ii) any material agreement or instrument to which ARI is a party or by which ARI is bound, (iii) any judgment, order, ruling, or decree applicable to ARI as a party in interest, or (iv) any law, rule or regulation applicable to ARI;
     4.03 AUTHORIZATION OF ARI.  The execution, delivery and
     ---- --------------------
performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of ARI. This Agreement has been duly executed and delivered on behalf of ARI, and at the Closing all documents and instruments required to be executed and delivered by ARI shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of ARI enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     4.04 LITIGATION.  No litigation, claims, administrative
     ---- ----------
proceedings or other proceedings or governmental investigations are pending, or to the best of ARI's actual knowledge threatened, which would prevent or delay the execution, delivery or performance of this Agreement by ARI;
     4.05 ARI STOCK TO BE ISSUED TO CENTURY.  All of the shares of
     ---- ---------------------------------
ARI Stock which are issued to Century as payment of the Purchase Price have been duly authorized and, when issued at Closing, will be validly and legally issued, fully paid and non-assessable, and will be, at the time of their delivery at Closing, if delivered to Century, free and clear of all liens, charges, security interests, mortgages, pledges and other encumbrances, except any and all restrictions as provided for by securities laws of the federal and state governments. Shareholders of ARI do not have any preemptive rights.
     4.06 MATERIAL ACTIONS.  There are no material actions, suits,
     ---- ----------------
proceedings, arbitrations or investigations pending or, to ARI's knowledge threatened, against ARI or any of its affiliates which would be required to be disclosed in a Form 10-K or Form 10-Q, pursuant to Item 103 of Regulation S-K that are not so disclosed.

                            ARTICLE V
                            ---------
          CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
          --------------------------------------------

          The obligation of Century on the one hand and Southern on the other to complete the transaction contemplated by this Agreement is subject to the satisfaction of, or compliance with, at or prior to the Time of Closing, each of the following conditions, unless waived in writing by the parties:
     5.01 ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH
     ---- -----------------------------------------------
COVENANTS.  The representations and warranties of the parties made
- ---------
in or pursuant to this Agreement shall be true and correct at the Closing with the same force and effect as if made at and as of the Time of Closing; the covenants contained in this Agreement to be performed by the parties at or prior to the Time of Closing shall have been performed; the parties shall not be in breach of any agreement on their part contained in this Agreement; and shall have received certificates confirming the foregoing, signed by the parties by whom such representation is made.
     5.02 CLOSING DOCUMENTS AND PROCEEDINGS.  All documents
     ---- ---------------------------------
relating to the authorization and completion of the transaction contemplated by this Agreement and all actions and proceedings to be taken at or prior to Closing in connection with the performance by Century and Southern of their respective obligations under this Agreement shall be satisfactory to the respective parties' Counsel and the parties shall have received copies of all such documents and evidence that all such actions and proceedings have been taken as they may reasonably request, in form and substance satisfactory to such parties and their Counsel.
     5.03 OPINION OF CENTURY'S COUNSEL.  Southern shall have
     ---- ----------------------------
received within five business days after Closing, an opinion of Century's Counsel in form and substance satisfactory to Southern's Counsel. In rendering such opinion, Century's Counsel shall be entitled to rely, as to matters of fact, on certificates of Century and senior officers of Century and shall be entitled to qualify, by reference to his knowledge after appropriate enquiry, those portions of the opinion which it is reasonable and customary to so qualify.
     5.04 OPINION OF ARI'S AND SOUTHERN'S COUNSEL.  Century shall
     ---- ---------------------------------------
have received an opinion of Southern's and ARI's Counsel in form and substance satisfactory to Century's Counsel substantially to the same effect as the representations and warranties of the Southern and ARI in Article III and IV, and as to such other matters incidental to the matters herein contemplated as Century and Century's Counsel may reasonably request. In rendering such opinion, Southern's and ARI's Counsel shall be entitled to rely, as to matters of fact, on certificates of Southern and ARI and senior officers of Southern and ARI and shall be entitled to qualify, by reference to his knowledge after appropriate enquiry, those portions of the opinion which it is reasonable and customary to so qualify.
     5.05 NO ACTION TO RESTRAIN.  No action or proceeding shall be
     ---- ---------------------
pending or threatened by any person to restrain or prohibit Southern from acquiring the Assets contemplated herein.

     5.06 CONSENTS AND APPROVALS.  In the event that any consents
     ---- ----------------------
and approvals are required to be obtained by Century, the same shall have been delivered to Southern, in each case in form and substance satisfactory to Southern and Southern's counsel.
     5.07 BOARD APPROVAL. The parties to this Agreement shall have
     ---- --------------
received approval from their respective board of directors or where applicable their shareholders, to this Agreement and the transactions contemplated herein.
     5.08 DELIVERY OF DOCUMENTS. Century shall have delivered all
     ---- ---------------------
instruments of conveyance referenced herein, in form acceptable to
Southern.
     5.09 DUE DILIGENCE.  Southern shall complete any due diligence
     ---- -------------
Southern deems appropriate and prudent. If Southern, in its sole discretion, determines that it should not consummate the transactions contemplated in this Agreement because of any information discovered in its due diligence, then Southern may terminate and abandon this Agreement by giving written notice to Century prior to the Closing. If any of the other conditions contained in this Article V shall not be fulfilled or performed at or prior to the Time of Closing to the satisfaction of Southern (acting reasonably), Southern may, by notice to Century, terminate this Agreement and the obligations hereunder. Any condition contained in this Article may be waived in whole or in part by Southern without prejudice to any claims it may have for breach of covenants, representations or warranties by Century.

                           ARTICLE VI
                           ----------
                  INDEMNIFICATION AND REMEDIES
                  ----------------------------

     6.01 CENTURY INDEMNIFICATION.  Century agrees to indemnify,
     ---- -----------------------
defend and hold harmless Southern, its affiliates, successors and assigns, officers, directors, employees and agents against any and all claims, losses, expenses, costs, obligations and liabilities of any kind, including reasonable attorney's fees ("Indemnity Amounts") which they may incur to the extent arising out of or resulting from any inaccuracy in or breach of any of the representations, warranties, covenants or any other provision of this Agreement by Century.
     Century further agrees to indemnify, defend and hold harmless Southern, its partners, officers, directors, shareholders, employees, agents and representatives, and the officers, directors, shareholders, employees, agents and representatives, and the officers, directors, shareholders, employees, agents and representatives of its partners (the "Southern Group"), regardless of whether the Southern Group was wholly or partially negligent or otherwise at fault, from and against any and all claims, liabilities, losses, environmental liabilities, fines and penalties, costs and expenses (including, without limitation, court costs and reasonable attorneys' fees) arising from:
               (1) events that have transpired or conditions that have come into existence prior to the
                    Effective Date that are attributable to the
                    ownership or operation of the Assets, except
                    that this shall not extend to Southern's
                    obligations under 6.02(2) and 6.02(3) below;
                    and
               (2) property damage or injury or death of persons occurring prior to the Effective Date and arising out of the ownership or operation of the Assets regardless of whether claims related to said damage, injury or death are
                    asserted on, before or after the Effective
                    Date.
     6.02 SOUTHERN INDEMNIFICATION.  Limited to the extent of the
     ---- ------------------------
Assets to be acquired pursuant to this Agreement Southern hereby assumes all of the following described obligations, and Southern agrees to indemnify, defend and hold harmless Century, its officers, directors, shareholders, employees, agent and representatives (the "Century Group"), regardless of whether the Century Group was wholly or partially negligent or otherwise at fault, from and against any and all claims, liabilities, losses, environmental liabilities, fines and penalties, costs and expenses (including, without limitation, court costs and reasonable attorneys' fees) arising from:
               (1) events that transpire or conditions that come into existence on or after the Effective Date that are attributable to the ownership or operation of the Assets on or after the Effective Date;
               (2) all liability for property damage or injury to or death of persons occurring on or after the Effective Date and arising out of the ownership or operation of the Assets, regardless of whether said damages or injury is attributable in whole or in part to conditions that existed before the Effective Date;
               (3) the compliance with and assumption of any and all express or implied covenants in the instruments, regulations and agreements to which the Assets are subject, insofar as said covenants may apply to the Assets, on or after the Effective Date.

     6.03 ARI INDEMNITY.  ARI agrees to indemnify, defend and hold
     ---- -------------
harmless Century, its affiliates, successors and assigns,
officers, directors, employees and agents against any and all claims, losses, expenses, costs, obligations and liabilities of any kind, including reasonable attorney's fees, which they may incur to the extent arising out of or resulting from any inaccuracy in or breach of any of the representations, warranties, covenants or any other provision of this Agreement by ARI.
     6.04 GENERAL PROVISIONS.  In the case of any claim for
     ---- ------------------
indemnification brought under this Agreement:
          (a) A party claiming indemnification under this Agreement (an "Indemnified Party") shall promptly
               (i) notify the party from whom identification is sought (the "Indemnifying Party") of any third-party claim or claims asserted against the Indemnified Party ("Third Party Claim") which could give rise to a right of indemnification under this Agreement and (ii) transmit to the Indemnifying Party a written notice ("Claim Notice") describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such claim (if any), an estimate of the amount of damages attributable to the Third Party Claim and the basis of the Indemnified Party's request for indemnification under this Agreement. Within thirty
               (30) days after receipt of any Claim Notice (the "Election Period"), the Indemnifying Party shall notify the Indemnified Party (i) whether the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article VI with respect to such Third Party Claim and (ii) whether the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Third Party Claim.
          (b) If the Indemnifying Party notifies the Indemnified Party within the Election Period that the Indemnifying Party does not dispute its potential liability to the Indemnified Party under this
               Article VI and that the Indemnifying Party elects to assume the defense of the Third Party Claim, then the Indemnifying Party shall have the right to defend, as its sole cost and expense, such Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party in accordance with this Section 6.03. The
               Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof. The Indemnified Party is hereby authorized, at the sole cost and expense of the Indemnifying Party (but only if the Indemnified Party is actually entitled to indemnification hereunder or if the Indemnifying Party assumes the defense with respect to the Third Party Claim), to file, during the Election Period, any motion, answer or other pleadings which the Indemnified Party shall deem necessary or appropriate to protect its interest or those of the Indemnifying Party and not prejudicial to the Indemnifying Party

               (it being understood and agreed that if an Indemnified Party takes any such action which is prejudicial and conclusively causes a final adjudication which is adverse to the Indemnifying Party, the Indemnifying Party shall be relieved of its obligations hereunder with respect to such Third Party Claim). If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim which the Indemnifying Party elects to contest, including, without limitation, the making of any related counterclaim against the person or entity asserting the Third Party Claim or any cross-complaint against any person. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 6.03 and shall bear its own costs and expenses with respect to such participation.
          (c) If the Indemnifying Party fails to notify the Indemnified Party within the Election Period that the Indemnifying Party elects to defend the Indemnified Party or if the Indemnifying Party elects to defend the Indemnified Party but fails to diligently and promptly prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party

               Claim by all appropriate proceedings, which proceedings shall be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or settled. The Indemnified Party shall have full control of such defense and proceedings, provided, however, that the Indemnified Party may not enter into, without the Indemnifying Party's consent, which shall not be unreasonably withheld, any compromise or settlement of such Third Party Claim. Notwithstanding the foregoing, if the Indemnifying Party has delivered a written notice to the Indemnified Party to the effect that the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article VI and if such dispute is resolved in favor of the Indemnifying Party by final, nonappealable order of a court of competent jurisdiction, the Indemnifying Party shall not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section or of the Indemnifying Party's participation therein at the Indemnifying Party in full for all costs and expenses of such litigation. The Indemnifying Party may participate in, but not control any defense or settlement controlled by the Indemnified Party pursuant to this Section, and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.
          (d) In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder which does not involve a Third Party Claim, the

               Indemnified Party shall transmit to the
               Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to such claim and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within sixty
               (60) days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the claim specified by the Indemnified Party in the Indemnity Notice shall be deemed a liability of the Indemnifying Party hereunder. If the Indemnifying Party has timely disputed such claim, as provided above, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction.

                           ARTICLE VII
                           -----------
                           TERMINATION
                           -----------
     7.01 METHODS OF TERMINATION.  The transactions contemplated by
     ---- ----------------------
this Agreement may be terminated at any time, but not later than
Closing:
          (a)  By mutual consent of Century and Southern; or
          (b) By Southern on the Closing Date, if any of the conditions provided for in Article V to have been performed by Century has not been met or waived in writing by Southern; or

          (c) By Century on the Closing Date, if any of the conditions provided for in Article V to have been performed by Southern has not been met or waived in writing by Century.
          (d) By Southern, after Closing, if Century fails to deliver the opinions of Century's counsel or any other documents required to be delivered pursuant to Article 1.04(a) at Closing, within five business days after the Closing. In said event Century shall immediately return all payments of consideration identified and paid to Century in this Agreement, and Southern shall execute the appropriate documents to reconvey the Assets to Century. As security for the repayment of the above consideration, Southern shall be entitled to retain ownership of the Assets until it receive the consideration from Century or until it receives proceeds from the Assets in an amount equal to the full consideration paid Century plus all monies expended by Southern on the Assets.
     7.02 PROCEDURE UPON TERMINATION.  In the event of termination
     ---- --------------------------
by Southern or Century, pursuant to this Article, written notice thereof shall forthwith be given to the other party or parties and the transactions contemplated by this Agreement shall be terminated, without further action by Southern or Century. If the transactions contemplated by this Agreement are terminated as provided herein then all obligations, except for all provisions providing for the confidentiality, shall cease between the parties.

                          ARTICLE VIII
                          ------------
                          POST-CLOSING
                          ------------

     8.01 RECOUPMENT DATE ISSUES.  (a)  Except as otherwise set
     ---- ----------------------
forth in Section 8.01(b), (c), (d), (e) and (f), all costs, expenses, disbursements, obligations and liabilities, with respect to each of the respective Assets attributable to periods of time prior to the Southern's Recoupment Date, as hereinafter defined, for said Asset, regardless of when due or payable, shall be the sole obligation of Century, and Century shall promptly pay, or if paid by Southern, promptly reimburse Southern for and defend and hold Southern harmless from and against same. Except as otherwise set forth in Section 8.01(b), (c), (d), (e) and (f), all costs, expenses, disbursements, obligations, and liabilities with respect to each of the respective Assets attributable to periods of time subsequent to the Southern's Recoupment Date, regardless of when due or payable, shall be the sole obligation of Southern, and Southern shall promptly pay, or if correctly paid by Century, promptly reimburse Century for and defend and hold Century harmless from and against same.
     Southern's Recoupment Date shall mean for each of the Assets the date on which Century completes its acquisition of the Leasehold Interest covering the Assets acquired hereunder.
     (b) With respect to the White Castle Salt Dome Contract Rights only, if upon the occurrence of Southern's Recoupment Date for said Asset the sum of $8,000,000.00 has not been expended or incurred as of that date for all costs, fees, and expenses attributable to or directly related to the acquisition of the Leasehold Interest contemplated herein on the property that is the subject of the White Castle Salt Dome Contract Rights (the "W.C. Total Project Cost"), then Southern's Recoupment Date for this

Asset shall be postponed and Century shall be obligated to pay Southern's share of future costs attributable to this Asset until such time as the W.C. Total Project Cost has been so expended.
     (c) With respect to the Plumb Bob Salt Dome Contract Rights only, if upon the occurrence of Southern's Recoupment Date for said Asset, the sum of $7,360,000.00 has not been expended or incurred as of that date for all costs, fees, and expenses attributable to or directly related to the acquisition of the Leasehold Interest contemplated herein on the property that is the subject of the Plumb Bob Salt Dome Contract Rights (the "P.B. Total Project Cost"), then Southern's Recoupment Date for this Asset shall be postponed and Century shall be obligated to pay Southern's share of future costs attributable to this Asset until such time as the P.B. Total Project Cost has been so expended.
          (d) With respect to the Bayou Bouillon Salt Dome Contract Rights only, if upon the occurrence of the Southern's Recoupment Date for said Asset the sum of $10,350,000.00 has not expended or incurred as of that date for all costs, fees, and expenses attributable to or directly related to the acquisition of the Leasehold Interest contemplated hereon on the property that is the subject of the Bayou Bouillon Salt Dome Contract Rights (the "B.B. Total Project Cost"), then Southern's Recoupment Date for this Asset shall be postponed and Century shall be obligated to pay Southern's share of future costs attributable to this Asset until such time as the B.B. Total Project Cost has been so expended.
          (e) Century shall fulfill this obligation within one (1) year from the respective Completion Dates set out herein.

          (f) In the event Century has acquired the Leasehold Interest as contemplated and has not expended amounts equal to the Total Project Costs as set forth in Sections 8.01 (b) (c) and/or
(d) within the required time frames and Century and Southern have mutually agreed that it is not feasible to proceed with the respective project(s), then for each such Asset Century shall refund to Southern its pro rata share of the unexpended costs, expenses and fees in the same manner as set out herein, less and except a credit in favor of Century as set forth herein. Said credits shall be as set forth in said provisions, except that the date used to determine the stock value shall be those dates as set forth herein, as extended by paragraph 8.01(e).
     8.02 ACCESS.  After the Closing and for a transitional period
     ---- ------
of six months thereafter, upon the reasonable request of Southern, Century shall, and shall cause its officers and employees to, cooperate with and assist Southern to ensure an orderly transition of the ownership of the Assets to Southern and to answer inquires and supply information, whether written or oral, relating to the Assets (including legal, accounting, environmental, government affairs and other information). All out-of-pocket expenses incurred in connection herewith shall be borne by Southern.
Century shall also join in any notifications to third parties, where necessary, to document the transfer of ownership of the Assets. Century acknowledges that it has been informed that as a result of transactions contemplated herein, Southern will be required to file certain disclosure documents with the Securities and Exchange Commission and other governmental agencies. Century agrees to submit to an audit of its financial statements as of and for the fiscal years ended December 31, 1994 and 1995 as they pertain to the Assets. Century agrees to assist the independent accounting firm selected by Southern to the extent necessary in order for the independent accounting firm to perform an audit under the United States General Accepted Auditing Standards for the purpose of rendering an opinion on ARI's and Southern's financial statements for the above periods presented under United States Generally Accounting Principles and for Southern and ARI to comply with regulatory reporting requirements. Such assistance shall include issuing a letter to the independent accounting firm which details the representations of Southern's management and providing the independent accounting firm documents necessary for them to complete their audit.

                           ARTICLE IX
                           ----------

                              TAXES
                              -----

     9.01 APPORTIONMENT OF AD VALOREM AND PROPERTY TAXES.  All ad
     ---- ----------------------------------------------
valorem taxes, real property taxes, personal property taxes, and similar obligations attributable to the Assets ("Property Taxes") with respect to the tax period in which the Effective Date occurs shall be apportioned as of the Effective Date between Century and Southern. The owner of record on the assessment date shall file or cause to be filed all required reports and returns incident to the Property Taxes and shall pay or cause to be paid to the taxing authorities all Property Taxes relating to the tax period on which the Effective Date occurs but shall be entitled to reimbursement from the other party for its proportional share.
     9.02 SALES TAXES.  Any sales, use or other tax on the transfer
     ---- -----------
of the Assets from Century to Southern shall be shared equally by the parties.

     9.03 OTHER TAXES.  All taxes (other than income taxes) which
     ---- -----------
are imposed on or with respect to the production of Oil, natural gas or other hydrocarbons or minerals or the receipt of proceeds therefrom (including but not limited to severance, production, and excise taxes) shall be apportioned between the parties based upon the respective shares of production taken by the parties. All such taxes which have accrued prior to the Effective Date have been or will be properly paid or withheld by Century and all statements, returns, and documents pertinent thereto have been or will be properly filed by Century. Southern shall be responsible for paying or withholding or cause to be paid or withheld all such taxes which have accrued after the Effective Date and for filing all statements, returns, and documents incident thereto.

                           ARTICLE X.

                          MISCELLANEOUS
                          -------------

     10.1 ENTIRE AGREEMENT AND AMENDMENTS.  This Agreement
     ---- -------------------------------
constitutes the entire agreement between Century and Southern with respect to the transactions contemplated herein, and supersedes all prior oral or written agreements, commitments, understandings, or information otherwise furnished by Century and Southern with respect to such matters and may not be altered or amended, nor may any rights hereunder be waived, except by an instrument in writing executed by the party to be charged with such amendment or waiver.
     10.2 ASSIGNMENT.  Century shall not assign its rights or
     ---- ----------
delegate its duties or obligations under the terms of this Agreement or the Assets, without the prior written consent of Southern, which consent shall not be unreasonably withheld.

Century acknowledges that before approval of an assignment of any interest in this Agreement or the Assets can be made to any third party, that a full financial review of such third party is reasonable and prudent, and that such third party must demonstrate the financial ability to comply with the terms and conditions of this Agreement and the agreements which comprise the Assets. In addition to the above requirements, the third party shall agree to give Southern complete access to all seismic information, including but not limited to, review of all accounting charges and expenses incurred in the obtaining 3D seismic information. In the event Southern consents to an assignment, Southern may require that Century remain liable and obligated for the Performance Guaranty and the remedies set forth in Section 1.07, until the Performance
Guaranty has been satisfied.   Notwithstanding the provisions of
this section or other provisions of this Agreement, Century shall not assign its rights to require registration by ARI of the ARI Stock referenced herein.
     10.3 HEADINGS.  The headings of the Articles and Sections of
     ---- --------
this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.
     10.4 LAW GOVERNING.  This Agreement shall be governed by and
     ---- -------------
construed in accordance with the laws of the State of Louisiana.
     10.5 PARTIES IN INTEREST.  This Agreement shall be binding
     ---- -------------------
upon, and shall inure to the benefit of, the parties hereto and, except as otherwise prohibited, their respective successors and assigns, and nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

     10.6 FURTHER ASSURANCES.  After execution, Century and
     ---- ------------------
Southern shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be reasonable necessary or advisable to carry out their obligations under this Agreement and under any document, certificate or other instrument delivered pursuant hereto.
     10.7 RELATIONSHIP.  It is not the purpose or intention of
     ---- ------------
Century or Southern to create any partnership, joint venture, mining partnership, or any association or any other relationship between them whether legal or quasi-legal whereby one party is held liable for the acts or omissions of the other party, and neither this Agreement nor the operations hereunder shall be construed or considered as creating any such relationship.
     10.8 LSA-R.S. 9:2780.  The parties hereto specifically
     ---- ---------------
recognize that this Agreement is not an agreement pertaining to a well for Oil, gas or water, or drilling for minerals within the scope of and as defined in LSA-R.S. 9:2780 and specifically agree that this Agreement is not to be governed by said statute.
     10.9 PUBLICITY.  Southern agrees to consult Century prior to
     ---- ---------
the issuance of any public announcements, however Century acknowledges that Southern has certain regulatory and statutory responsibilities to disburse information to the public.
     10.10 NOTICES. All notices and consents to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by facsimile transmission, registered or certified mail, postage prepaid and return receipt requested, addressed as follows:

          If to Century:

               Century Offshore Management Corporation
               400 East Vine Street, Suite 400
               Lexington, Kentucky 70407
               Telephone:  (606) 253-1300
               Facsimile:  (606) 233-7471
               Attention:  Howard A. Settle

          If to Southern:

               Southern Gas Co. of Delaware, Inc.
               160 Morgan Street
               Versailles, Kentucky 40383
               Telephone:  (606) 873-5455
               Facsimile:  (606) 873-4689
               Attention:  David Stetson

     The addresses so indicated may be changed by similar written notice. Notices shall be deemed effective as of the date of their receipt.
     10.11     CONFIDENTIALITY.  Southern acknowledges that all
     -----     ---------------
information furnished or disclosed pursuant hereto must remain confidential until Closing. Prior to the Closing, Southern may disclose such information:
               (a)  to its employees or consultants or to any
                    related corporation or the employees or
                    consultants thereof taking the customary precautions to ensure that they keep such records, data, studies, opinions and other information confidential;
               (b)  as may in the opinion of an attorney or
                    Counsel for Southern or for any related
                    corporation be required by law or for the reasonable protection of Southern or related corporation or their respective directors or other officers;

               (c)  to any government or governmental authority or
                    any financier or prospective financier of
                    Southern;
     10.12     SEVERABILITY.  If any term or other provisions of
     -----     ------------
this Agreement is invalid, illegal or incapable of being enforced under any rule or law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either party.
     10.13     NO THIRD PARTY BENEFICIARY.  This Agreement is not
     -----     --------------------------
intended to create, nor shall it be construed as to create, any rights in any third party under doctrines concerning third party beneficiaries or stipulations POUR AUTRUI.
     10.14     PAYMENT OF EXPENSES AND FEES.  Southern and Century
     -----     ----------------------------
shall bear their respective costs and expenses, including but not limited to, attorneys' fees incurred in connection with the transactions contemplated in this Agreement; provided, however, Southern shall pay all recording fees or transfer taxes in connection with the recording of any instrument of transfer of the Leasehold Interest from Century to Southern hereunder.
     10.15     ARBITRATION.  Upon the demand of Southern or Century
     -----     -----------
(collectively, the "parties"), whether made before the institution of any judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this Section 10.15. A "Dispute" shall include any action, dispute, claim, or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter occurring between the parties arising out of, pertaining to or in connection with this Agreement or any related agreements, documents, or instruments (the "Documents"). The parties understand that by this Section 10.15, they have decided that the Dispute may be submitted to arbitration rather than being decided through litigation in court, however the parties do not waive their respective rights to appeal any decision on due process grounds or failure to adhere to the procedures set forth herein.
          GOVERNING RULES.  Arbitrations conducted pursuant to this
          ---------------
Section 10.15, including selection of arbitrators, shall be administered by the American Arbitration Association ("Administrator") pursuant to the Commercial Arbitration rules of the Administrator. Arbitrations conducted pursuant to the terms hereof shall be governed by the provisions of the Federal Arbitration Act (Title 9 of the United States Code), and to the extent the foregoing are inapplicable, unenforceable or invalid, the laws of the State of Louisiana. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction. Any party who fails to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses, including reasonable attorney's fees, incurred by the opposing party in compelling arbitration of any Dispute.
          ARBITRATOR POWERS AND QUALIFICATIONS; AWARDS.
          --------------------------------------------
Arbitrators shall resolve all Disputes in accordance with the applicable substantive law including the award of attorneys' fees and expenses if permitted by law or the agreement of the parties.

All statutes of limitation applicable to any Dispute shall apply to any proceeding brought in accordance with this Section 10.15. Any arbitrator selected to act as the only arbitrator in a Dispute shall be required to be a practicing attorney with not less than 10 years practice in commercial law in the State of Louisiana. With respect to a Dispute in which the claims or amounts in controversy do not exceed $100,000, a single arbitrator shall be chosen and shall resolve the Dispute. In such case the arbitrator shall have authority to render an award up to but not to exceed $100,000 including all damages of any kind whatsoever, costs, fees and expenses. Submission to a single arbitrator shall be a waiver of all parties' claims to recover more than $100,000. Disputes involving claims or amounts in controversy exceeding $100,000 shall be decided by a majority vote of a panel of three arbitrators ("Arbitration Panel"). An Arbitration Panel shall be composed of one arbitrator who would be qualified to sit as a single arbitrator in a Dispute decided by one arbitrator, and two arbitrators who have at least ten years experience in the oil and gas business. Arbitrator(s) may, in the exercise of their discretion, at the written request of a party, (I) consolidate in a single proceeding any multiple party claims that are substantially identical, and
(ii) administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this Agreement or the arbitrability of any Dispute or any claim that all or any part (including this provision) is voidable but shall have no power to change or alter the terms of this Section 10.15. The award of the arbitrator(s) shall be in writing and shall specify the factual and legal basis for the award.

          MISCELLANEOUS.  To the maximum extent practicable, the
          -------------
Administrator, the Arbitrator(s) and the parties shall take any action necessary to require that an arbitration proceeding hereunder be concluded within 180 days of the filing of the Dispute with the Administrator. The Arbitrator(s) shall be empowered to impose sanctions for any party's failure to proceed with the times established herein. Arbitration proceedings hereunder shall be conducted in Louisiana at a location determined by the Administrator. In any such proceeding the doctrines of res judicata and collateral estoppel shall apply and a party shall state as a counterclaim any claim which arises out of the transaction or occurrence or is in any way related to the Documents which does not require the presence of a third party which could not be joined as a party in the proceeding. The provisions of this
Section 10.15 shall survive any termination, amendment, or expiration of the Documents unless the parties otherwise expressly agree in writing. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or as required by applicable law or regulation.
     10.16     ACCESS TO EMPLOYEES.  Century and Southern each
     -----     -------------------
shall use its reasonable efforts to afford the other with access to its employees, as follows: (i) in the case of Century, employees of Century, as Southern may reasonably request for Southern's proper business purposes regarding the Assets, but not as to matters proprietary to either Southern or Century, who remain employees of Century following the date of Closing and who are familiar with the operations of the Assets, and (ii) in the case of Southern, employees of Southern, as Century may reasonably request for Century's proper business purposes, including without limitation, the defense of legal proceedings. Such access may include interviews (provided however, no such interview shall be conducted without attendance of such employee's counsel) or attendance at depositions or legal proceedings (provided however, no such attendance will be made without attendance of such employee's counsel); provided, however, that in any event all out-of-pocket expenses (including wages and salaries) reasonably incurred by any party in connection with this Section 10.16 shall be paid or promptly reimbursed by the party requesting such services.
     10.17     ARI.  American Resources of Delaware, Inc. joins in
     -----     ---
the execution of this Agreement for the limited purpose of making the representations set forth in Article IV and to undertake those specific obligations of ARI as more fully set forth in 1.03(b) and 6.03.
     10.18     SURVIVAL OF REPRESENTATIONS.  The covenants,
     -----     ---------------------------
representations and warranties contained in this Agreement and in all certifications and documents delivered pursuant to or contemplated by this Agreement shall survive the Closing and shall continue for a period of five (5) years. Century shall insure that its respective covenants, representations and warranties contained in this Agreement and in all certifications and documents delivered pursuant to or contemplated by this Agreement are true and correct at all times.
     10.20     NO FINDER'S FEES.  Each of the parties represent and
     -----     ----------------
warrants to the other parties that such party has not taken, and agrees that it will not take, any action that would cause any other party to become liable to any claim or demand for a brokerage commission, finder's fee or other similar payment.

          IN WITNESS WHEREOF, the parties have executed this Agreement on this 3rd day of July, 1996.

WITNESSES:                    CENTURY OFFSHORE MANAGEMENT
                              CORPORATION


/s/ Leonard K. Nave           By: /s/ Howard A. Settle
- -------------------------        --------------------------------
Name: Leonard K. Nave            Howard A. Settle
     --------------------
        (Please Print)           President

/s/ Douglas L. Hawthorne
- -------------------------
Name: Douglas L. Hawthorne
     --------------------
        (Please Print)

                              SOUTHERN GAS CO. OF DELAWARE, INC.


/s/ Leonard K. Nave           By: /s/ Rick G. Avare
- -------------------------        --------------------------------
Name: Leonard K. Nave            Rick G. Avare
     --------------------
        (Please Print)           Chief Operating Officer

/s/ Douglas L. Hawthorne
- -------------------------
Name: Douglas L. Hawthorne
     --------------------
        (Please Print)

                              AMERICAN RESOURCES OF DELAWARE, INC.


/s/ Leonard K. Nave           By: /s/ Rick G. Avare
- -------------------------        --------------------------------
Name: Leonard K. Nave            Rick G. Avare
     --------------------
        (Please Print)           President

/s/ Douglas L. Hawthorne
- -------------------------
Name: Douglas L. Hawthorne
     --------------------
        (Please Print)

                         ACKNOWLEDGMENTS
                         ---------------

STATE OF KENTUCKY   SS
COUNTY OF FAYETTE   SS
          On this the 1st day of July, 1996, before me appeared Howard A. Settle to me personally known, who being by me duly sworn, did say that he is the President of CENTURY OFFSHORE MANAGEMENT CORPORATION, and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Howard A. Settle acknowledged said instrument to be the free act and deed of said corporation.

                     			      /s/ Howard A. Settle
                              -----------------------------------
                              Howard A. Settle

                     			      /s/ Judy C. Burchard
                              -----------------------------------
                              NOTARY PUBLIC FOR THE COUNTY OF
                              FAYETTE, STATE OF KENTUCKY
                              My Commission Expires: 3/4/2000
                                                    -------------


STATE OF KENTUCKY   SS
COUNTY OF FAYETTE   SS

          On this the 1st day of July, 1996, before me appeared Rick G. Avare to me personally known, who being by me duly sworn, did say that he is the Chief Operating Officer of SOUTHERN GAS CO. OF DELAWARE, INC. and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Rick G. Avare acknowledged said instrument to be the free act and deed of said corporation.

                     			      /s/ Rick G. Avare
                              -----------------------------------
                              Rick G. Avare

                     			      /s/ Judy C. Burchard
                              -----------------------------------
                              NOTARY PUBLIC FOR THE COUNTY OF
                              FAYETTE, STATE OF KENTUCKY

STATE OF KENTUCKY
COUNTY OF FAYETTE SS

          On this the 1st day of July, 1996, before me appeared Rick G. Avare to me personally known, who being by me duly sworn, did say that he is the President of AMERICAN RESOURCES OF DELAWARE, INC., and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Rick G. Avare acknowledged said instrument to be the free act and deed of said corporation.

                     			      /s/ Rick G. Avare
                              -----------------------------------
                              Rick G. Avare

                     			      /s/ Judy C. Burchard
                              -----------------------------------
                              NOTARY PUBLIC FOR FAYETTE
                                                ----------------,
                              STATE OF KENTUCKY

                              My Commission Expires: 3/4/2000
                                                    -------------



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